                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectus for the Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, dated March 1, 1998, as revised September 1, 1998, and as may be further amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction                                           B-3
   Investment Objectives and Policies                     B-4
   Other Investment Objectives and Practices              B-12
   Investment Restrictions                                B-67
   Management                                             B-70
   Portfolio Transactions                                 B-91
   Shares of the Trust                                    B-95
   Net Asset Value                                        B-101
   Taxation                                               B-103
   Performance Information                                B-116
   Other Information                                      B-135
   Financial Statements                                   B-137
   Appendix A                                             A-1
   Appendix B                                             B-1

The date of this Additional Statement is March 1, 1998, as revised September 1, 1998.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN SACHS ASSET
Adviser to Goldman Sachs                  MANAGEMENT INTERNATIONAL
  Short Duration Tax-free Fund,           Adviser To Goldman Sachs
  Goldman Sachs Government                  Global Income Fund
  Income Fund, Goldman Sachs              133 Peterborough Court
  Municipal Income Fund,                  London EC4A 2BB, England
  Goldman Sachs Core Fixed
  Income Fund And Goldman
  Sachs High Yield Fund                   GOLDMAN, SACHS & CO.
One New York Plaza                        Distributor
New York, New York 10004                  85 Broad Street
                                          New York, NY 10004
GOLDMAN SACHS FUNDS
  MANAGEMENT, L.P.
Adviser to Goldman Sachs                  GOLDMAN, SACHS & CO.
  Adjustable Rate Government Fund         Transfer Agent
  and Goldman Sachs Short Duration        4900 Sears Tower
  Government Fund                         Chicago, Illinois 60606
One New York Plaza
New York, New York 10004



                    Toll Free (In U.S.) .......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end Management Investment Company. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund"). Adjustable Rate Government Fund, Core Fixed Income, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income are each authorized to issue six classes of shares: Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Government Fund is authorized to issue four classes of shares:
Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fixed Income, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

     EXPERIENCED MANAGEMENT.  Successfully creating and managing a diversified
     ----------------------
portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE GOVERNMENT FUND AND SHORT DURATION GOVERNMENT FUND

     Adjustable Rate Government Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     HIGH CURRENT INCOME.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short

Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

     RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will always be successful.

     PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

     Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government

Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

     Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

        . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

        . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

        . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

        . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FIXED INCOME

     Core Fixed Income is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     Core Fixed Income's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed Income's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A SOPHISTICATED INVESTMENT PROCESS.  Core Fixed Income will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed- income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income's investment portfolio. In determining Core Fixed Income's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

GLOBAL INCOME FUND

     Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

     High Yield Fund's Investment Process.  GSAM starts the investment process
     -------------------------------------
with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  Over the past decade, high
     ---------------------------------------------
yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                   OTHER INVESTMENT OBJECTIVES AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

     Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

     Adjustable Rate, Short Duration Government, Core Fixed Income Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     ADJUSTABLE RATE MORTGAGE LOANS ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.

Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real

Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in both
     --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a

"tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fixed Income, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                     --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitiized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Core Fixed Income, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield

Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL  APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core Fixed Income Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     TRUST PREFERREDS.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     HIGH YIELD SECURITIES.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, inc. and Duff & Phelps.

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of Fixed-Income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield Fixed-Income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Fixed Income may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core Fixed Income Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER  PARTICIPATION
     ------------------------------------------------------------------------
INTERESTS.  The Core Fixed Income, High Yield, Municipal Income, and Short-
---------
Duration Tax-Free Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core Fixed Income, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     MUNICIPAL NOTES.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Fixed Income may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     TENDER OPTION BONDS.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  The Core Fixed Income, High Yield, Municipal
     -----------------------
Income and Short Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     INSURANCE.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     CALL RISK AND REINVESTMENT RISK.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core Fixed Income, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers usually involve currencies of foreign countries, and since Core Fixed Income, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core Fixed Income, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, High Yield Fund or Global Income Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, High

Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     MARKET CHARACTERISTICS.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Core Fixed Income High Yield
     -------------------------------------------
and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fixed Income may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Fixed Income Incomes may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Fixed Income enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Fixed Income anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Fixed Income may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Fixed Income will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Global Income, High Yield and Core Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Fixed Income may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Fixed Income Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core Fixed Income and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core Fixed Income and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core Fixed Income and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, credit swaps, caps, floors and collars. In addition, Core Fixed Income, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claimspaying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fixed Income or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Fixed Income and High Yield Funds may purchase call options on currency to seek to increase total return when the

Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core Fixed Income, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fixed Income may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Fixed Income may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Fixed Income Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Fixed Income Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Fixed Income would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Fixed Income for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards or trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core

Fixed Income High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In addition to bona fide hedging definition, a CFTC regulation permits the Funds to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

MORTGAGE DOLLAR ROLLS

     The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4/(2)/ of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or its affiliates.

     The Core Fixed Income, High Yield and Global Income Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Core Fixed Income, High Yield and Global Income Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for investment purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority as defined in the Act of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See Investment Objectives and Policies in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations;

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 13% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) for each Fund other than Core Fixed Income, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

    (6)(b) in the case of the Core Fixed Income, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition, to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of Shareholders.

A Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Ashok N. Bakhru, 56                  Chairman             Executive Vice President - Finance and
1325 Ave. of the Americas            & Trustee            Administration and Chief Financial
New York, NY  10019                                       Officer, Coty Inc. (since April 1996);
                                                          President, ABN Associates (July 1994
                                                          -March 1996); Senior Vice President of
                                                          Scott Paper Company (until June 1994);
                                                          Director of Arkwright Mutual Insurance
                                                          Company (1994-Present); Trustee of
                                                          International House of Philadelphia
                                                          (1989-Present); Member of Cornell
                                                          University Council (1992-Present);
                                                          Trustee of the Walnut Street Theater
                                                          (1992-Present).

*David B. Ford, 52                   Trustee              Director, Commodities Corp. LLC (since
One New York Plaza                                        April 1997); Managing Director, J. Aron
New York, NY  10004                                       & Company (since November 1996);
                                                          Managing Director,. Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respecti-vely); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Douglas C. Grip, 36                 Trustee              Managing Director, Goldman, Sachs & Co.
One New York Plaza                   & President          Asset Management Division (since
New York, NY  10004                                       November 1997); President, Goldman Sachs
                                                          Fund Group(since April 1996); President,
                                                          MFS Retirement Services Inc., of
                                                          Massachusetts Financial Services (prior
                                                          thereto).

*John P. McNulty, 46                 Trustee              Managing Director, Goldman Sachs (since
One New York Plaza                                        1996); General Partner, J. Aron &
New York, NY  10004                                       Company (since November 1995); Director
                                                          and Co-Head, Goldman Sachs Funds
                                                          Management Inc. (since November 1995);
                                                          Director, Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Director, Global Capital Reinsurance
                                                          (since 1989); Trustee, Goldman Sachs
                                                          Trust for Credit Unions (since January
                                                          1996); Director, Commodities Corp. LLC
                                                          (since April 1997); Limited Partner of
                                                          Goldman, Sachs & Co.(1994 - November
                                                          1995).

Mary P. McPherson, 63                Trustee              Vice President and Senior Program
The Andrew W. Mellon Foundation                           Officer, The Andrew W. Mellon Foundation
140 East 62nd Street                                      (since October 1997); President Emeritus
New York, NY  10021                                       of Bryn Mawr College (1978-1997);
                                                          Director of Josiah Macy, Jr. Foundation
                                                          (since 1977); Director of the
                                                          Philadelphia Contribution-ship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          1993); and member of PNC
                                                          Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Limited Partner, Goldman, Sachs &
One New York Plaza                                        Co.(since 1994); Consultant to Goldman
New York, NY  10004                                       Sachs Asset Management (since 1994);
                                                          Director, Chief Operating Officer and
                                                          Vice President of Goldman Sachs Funds
                                                          Management, Inc. (from November 1993 -
                                                          November 1994); President and Chief
                                                          Operating Officer, GSAM - Japan Limited
                                                          (November 1993 - November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman, Sachs &
                                                          Co. Investment Banking (December 1986 -
                                                          November 1994).

Jackson W. Smart, Jr. 68             Trustee              Chairman, Executive Committee, First
One Northfield Plaza Suite 218                            Commonwealth, Inc. (a managed dental
Northfield, IL  60093                                     care company) (since January 1996);
                                                          Chairman and Chief Executive Officer,
                                                          MSP Communications Inc. (a company
                                                          engaged in radio broadcasting) (November
                                                          1988 - December 1997); Director, Federal
                                                          Express Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Director, Walgreen Co. (a retail drug
701 Morningside Drive                                     store business) (since April 1998);
Lake Forest, IL  60045                                    Director of Baker, Fentress & Co. (a
                                                          closed-end, non-diversified management


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          investment company) (April
                                                          1992 - present); Trustee, Northern
                                                          Institutional Funds (since April 1984).

Richard P. Strubel, 59               Trustee              Managing Director, Tandem Partners, Inc.
737 N. Michigan Ave., Suite 1405                          (since 1990); Director of Kaynar
Chicago, IL  60611                                        Technologies Inc. (since March 1997);
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a diversi-fied
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).

*Nancy L. Mucker, 49                 Vice                 Vice President, Goldman, Sachs & Co.
4900 Sears Tower                     President            (since April 1985); Co-Manager of
Chicago, IL  60606                                        Shareholder Servicing of GSAM (since
                                                          November 1989).


*John M. Perlowski, 34               Treasurer            Vice President, Goldman, Sachs & Co.
One New York Plaza                                        Incorporated (since July 1995);
New York, NY  10004                                       Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice                 Vice President of Goldman Sachs Asset
4900 Sears Tower                     President            Management (since April 1997); Vice
Chicago, IL  60606                                        President and General Manager, First
                                                          Data Corporation - Investor Services
                                                          Group (prior thereto).

Jesse Cole, 35                       Vice                 Vice President, GSAM June 1998 to
4900 Sears Tower                     President            Present); Vice President, AIM Management
Chicago, IL  60606                                        Group, Inc. (April 1996-June 1998);
                                                          Assistant Vice President, The Northern
                                                          Trust Company (June 1987-April 1996)


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Philip V. Giuca , Jr., 36            Assistant            Vice President, Goldman, Sachs & Co.
10 Hanover Square                    Treasurer            (May 1992-Present); Tax Accountant,
New York, NY  10004                                       Goldman, Sachs & Co. (December 1990-May
                                                          1992).

Anne Marcel, 40                      Vice                 Vice President, GSAM (June
4900 Sears Tower                     President            1998-Present); Vice President, Stein Roe
Chicago, IL  60606                                        & Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38              Secretary            General Counsel of the Funds Group of
85 Broad Street                                           Goldman Sachs Asset Management (since
New York, NY  10004                                       December 1997); Associate General
                                                          Counsel of Goldman Sachs Asset
                                                          Management (February 1994 - December
                                                          1997); Vice President and Assistant
                                                          General Counsel of Goldman, Sachs & Co.
                                                          (since June 1992); Counsel to the Funds
                                                          Group, GSAM (June 1992 - December 1997);
                                                          Partner, Hale and Dorr (September 1991 -
                                                          June 1992 - December 1997).

*Howard B. Surloff, 33               Assistant            Assistant General Counsel, Goldman Sachs
85 Broad Street                      Secretary            Asset Management and Associate General
New York, NY  10004                                       Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 32             Assistant            Assistant General Counsel,
85 Broad Street                      Secretary            Goldman Sachs Asset


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

New York, NY  10004                                       Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant            Legal Products Analyst, Goldman, Sachs &
85 Broad Street                      Secretary            Co. (since June 1993); Funds Compliance
New York, NY  10004                                       Officer, Citibank Global Asset
                                                          Management (August 1991 - June 1993).

 *Deborah A. Farrell, 27             Assistant            Legal Assistant, Goldman, Sachs & Co.
85 Broad Street                      Secretary            (since January 1996); Executive
New York, NY  10004                                       Secretary, Goldman, Sachs & Co. (January
                                                          1994 - January 1996); Legal Secretary,
                                                          Cleary, Gottlieb, Steen and Hamilton
                                                          (September 1990 - January 1994).

*Kaysie P. Uniacke, 37               Assistant            Managing Director, Goldman Sachs Asset
One New York Plaza                   Secretary            Management (since 1997), Vice President
New York, NY  10004                                       and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Elizabeth D. Anderson, 29           Assistant            Portfolio Manager, GSAM (since April
One New York Plaza                   Secretary            1996); Junior Portfolio Manager, Goldman
New York, NY  10004                                       Sachs Asset Management (1995 - April
                                                          1996); Funds Trading Assistant, GSAM
                                                          (1993 - 1995); Compliance Analyst,
                                                          Prudential Insurance (1991 - 1993).



          The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 1, 1998, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1997:

                                                          Retirement             Total
                                     Pension or            Benefits           Compensation
                                      Aggregate           Accrued as          from Goldman
                                    Compensation           Part of            Sachs Trust
                                      from the             Trust's           (including the
                                       Funds/1/            Expenses             Funds)/2/
                                       -------             --------             --------

Name of Trustees
Ashok N. Bakhru                          $4,688                $0                 $93,750
David B. Ford                                 0                 0                       0
Douglas C. Grip                               0                 0                       0
Mary P. McPherson                         3,525                 0                  70,500
Alan A. Shuch                                 0                 0                       0
Jackson W. Smart                          3,525                 0                  70,500
William H. Springer                       3,525                 0                  70,500
Richard P. Strubel                        3,525                 0                  70,500

-------------------------

/1/ Reflects amount paid by Goldman Sachs Trust, a Delaware business trust, during fiscal year ended October 31, 1997.

/2/ Goldman Sachs Trust consisted of 36 mutual funds, including eight fixed-income Funds, on October 31, 1997.

                              INVESTMENT ADVISERS
                              -------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fixed Income pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $4.6 billion in tax-free securities in 1997, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund and Core Fixed Income from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non- exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed- income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel

Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' professionals expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non- interested Trustees"), on April 22, 1998. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1999 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     Pursuant to the Management Agreements, the Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, the Advisers are voluntarily limiting their management fees for certain Funds to the annual rates (which are effective September 1, 1998) also listed below:

                                        Management            Management Fee
                                         Fee with             without
                   Fund                 Limitations         Limitations
                   ----                 -----------         -----------

GSAM
  Municipal Income                           .50%               .55%
  Government Income                          .54%               .65%
  Short Duration Tax-Free                    .35%               .40%
  Core Fixed Income                          .40%               .40%
  High Yield                                 .70%               .70%

GSFM
  Short Duration Government                  .50%               .50%
  Adjustable Rate Government                 .40%               .40%

GSAMI
  Global Income                              .65%               .90%

     With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1997, 1996 and 1995, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                  1997          1996           1995
                                  ----          ----           ----

Adjustable Rate Government      $2,293,118    $2,535,709     $2,947,492
Short Duration Government/(1)/     422,632       411,360        517,091
Short Duration Tax-Free            144,157       169,796        260,970
Core Fixed Income                  334,580       246,568        137,158
Global Income/(2)/(5)/            1,415,050     1,117,226        706,460
Government Income/(3)/(5)/          134,628        74,060         44,037
Municipal Income/(4)/              320,868       211,283        154,707
High Yield/(6)/                    407,474         N/A            N/A

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $528,290, $514,200 and $646,364 respectively, for such years.

/(2)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $0, $837,920 and $1,412,921, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $2,158,925 for the year ended October 31, 1997 and $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(3)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $350,034, $148,120 and $101,737 respectively, for such years.

/(4)/ Had expense limitations not been in effect for the year ended October 31, 1995, Municipal Income Fund would have paid advisory fees of $200,207 for the year.

/(5)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

/(6)/ High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $438,819 for the period.

       The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

       Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER  ACCOUNTS MANAGED
     --------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Fixed Income Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal year ended October 31, 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                     1997          1996             1995
                                     ----          ----             ----

Adjustable Rate Government/(1)/    $  156,000     $79,000         $40,000
Municipal Income/(2)/                  57,000      24,900          48,000
Government Income/(2)/                193,000      17,300          22,000
Global Income/(2)/                    176,000      52,600          15,000
Short Duration Government/(3)/         63,000        N/A              N/A
Short Duration Tax-Free/(3)/            6,000        N/A              N/A
Core Fixed Income/(3)/                 14,000        N/A              N/A
High Yield/(3)/                     3,194,000        N/A              N/A

_____________________

/(1)/ The Adjustable Rate Government Fund does not offer Class B and C Shares. /(2)/ Prior to May 1, 1996 and August 15, 1997, the Municipal Income,
       Government Income and Global Income Funds did not offer Class B and Class C Shares respectively.

/(3)/ Prior to May 1, 1996 and August 15, 1997, Short Duration, Short Duration Tax-Free, and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield

       Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1997, 1996 and 1995 from each Fund then in existence as follows under the fee schedules then in effect:

Fund                                    1997            1996          1995
----                                    ----            ----          ----

Adjustable Rate Government             $272,449       $278,337      $306,662
Short Duration Government                77,989              0             0
Short Duration Tax-Free                  61,185         16,980        26,098
Core Fixed Income                        85,882         24,657        13,716
Global Income                           106,886        121,212       106,764
Municipal Income                        152,152         90,284        63,695
Government Income Fund                  163,181         72,237        94,095
High Yield Fund/(1)/                     27,280          N/A           N/A

________________________

/(1)/  High Yield Fund commenced operations on August 1, 1997.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution and service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution and service plans, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of each Fund's average daily net assets (effective September 1, 1998):

Adjustable Rate Government Fund                 0.05%
Short Duration Government Fund                  0.00%
Municipal Income Fund                           0.00%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.00%
Core Fixed Income                               0.10%
Global Income Fund                              0.00%
High Yield Fund                                 0.02%

     Such reductions or limits are calculated monthly on a cumulative basis. The Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, "Other Expenses" of each Fund were reduced by the Advisers in the following amounts under fee expense limitations that were then in effect:

                                       1997             1996            1995
                                       ----             ----            ----

Adjustable Rate Government           $191,739         $386,863        $551,405
Short Duration Government             285,329          169,069         219,994
Short Duration Tax-Free               282,291          238,097         213,139
Core Fixed Income                     311,343          233,065         176,469
Municipal Income                      299,884          238,203         196,265
Government Income                     364,989          219,091         242,036
Global Income                         223,969          337,079          70,195
High Yield*                           200,097            N/A             N/A

______________________

*    High Yield Fund commenced operations on August 1, 1997.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                                 PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fixed Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal year ended October 31, 1995, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                                   Total                     Total                 Brokerage
                                                                 Brokerage                 Amount of              Commissions
                                              Total             Commissions               Transaction                Paid
                                            Brokerage             Paid to                  on which               to Brokers
                                           Commissions          Affiliated                Commissions              Providing
                                              Paid                Persons                    Paid/3/               Research
                                           ===========        ===============        =====================        ===========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                          $108,000        $108,000(100%)/1/        $2,121,317,579(100%)/2/            N/A

Short Duration Government Fund                  24,000          24,000(100%)/1/           447,205,928(100%)/2/            N/A

Short Duration Tax-Free Fund                     1,000           1,000(100%)/1/             8,559,280(100%)/2/            N/A

Core Fixed Income Fund                           4,000           4,000(100%)/1/            43,548,299(100%)/2/            N/A

Government Income Fund                           1,200           1,200(100%)/1/            24,437,288(100%)/2/            N/A

Municipal Income Fund                            2,750           2,750(100%)/1/            51,101,625(100%)/2/            N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1997, the Funds then in existence paid brokerage commissions as follows:

                                                              Total                    Total                Brokerage
                                                            Brokerage                Amount of             Commissions
                                           Total           Commissions              Transaction               Paid
                                         Brokerage           Paid to                 on which              to Brokers
                                        Commissions        Affiliated               Commissions             Providing
                                           Paid              Persons                   Paid/3/              Research
                                        ===========      ===============        ===================        ===========

Fiscal Year Ended
October 31, 1997:

Adjustable Rate Fund                        $61,000       $61,000(100%)/1/        $739,605,010(100%)/2/          N/A

Short Duration Government Fund               19,000        19,000(100%)/1/         494,733,847(100%)/2/          N/A

Core Fixed Income Fund                        3,000         3,000(100%)/1/           8,429,994(100%)/2/          N/A

Government Income Fund                        2,400         2,400(100%)/1/          26,765,840(100%)/2/          N/A

Municipal Income Fund                         1,800         1,800(100%)/1/         33,112,625(100%)/2/           N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

During the fiscal year ended October 31, 1997, the Funds acquired and sold securities of their regular broker-dealers: Smith Barnery, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Dresdner Bank, Sanwa Securities, J.P. Morgan & Co., Inc., Bear Stearns & Co., Nomura Securities and Morgan Stanley & Co.

     At October 31, 1997, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($1,350), Nomura Securities ($1,680) and Bear Stearns ($1,680); Global Income: Morgan Stanley ($681); Adjustable Rate Government Fund: Lehman Brothers, Inc. ($1,856), Bear Stearns ($2,310) and Nomura Securities ($2,310); Government Income Fund: Lehman Brothers, Inc. ($6,209), Nomura Securities ($7,200), Bear Stearns ($7,200); Salomon Brothers ($959); J.P. Morgan & Co. ($523); Morgan Stanley & Co. ($523) and Merrill Lynch ($2,240); Core Fixed Income: Lehman Brothers, Inc. ($7,143), Nomura Securities ($8,100), Bear Stearns ($8,100), J.P. Morgan ($1,046) and Morgan Stanley & Co. ($943). High Yield Fund: Bear Stearns ($2,580) and Lehman Brothers, Inc. ($2,073).

                                 SHARES OF THE TRUST

     The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Government Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield Fund: Institutional Shares,

Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1997, no Service Shares of the Adjustable Rate Government Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

     Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of February 1, 1998, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund -- First Trust of New York, 100 Wall Street, Suite 1600, New York, NY (14.19%); State Treasurer/Nebraska Investment Council, 841 "O" Street, Suite 500, Lincoln, NE 68508 (8.08%); First Security Bank of Idaho FBO, Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT 84130 (7.55%); Meadows Foundation Inc., 3003 Swiss Avenue, Dallas, TX 75204 (5.15%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (5.08%); Short Duration Government Fund -- Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702, (6.10%); State Street Bank & Trust Co., (29.64%); P.O. Box 1992, Boston, MA 02105 (24.69%); Richfield Bank & Trust Co.,
Kirchbak Co., 6625 Lyndale Avenue South, Richfield, MN 55423 (5.50%); Norwest Bank Iowa NA, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (6.65%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs & Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.20%); K-G, Inc., 166 Oak Knoll Terrace, Highland Park, IL 60035 (8.97%); Lafayette American Bank c/o Hubco, 1000 MacArthur Blvd., Mahwah, NJ 07430 (7.34%); Nelda Start, P.O. Box 909, Orange, TX 77631-0909 (6.62%); Government Income Fund -- Frontier Trust Co., Inc. TR, FBO Dade County Public Schools, 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (5.4%); Core Fixed Income -- Local 234 Electric Workers Retirement Fund, 10300 Merritt Street, Castroville, CA 95012 (5.29%); Vinson and Elkins Pension Plan c/o Banc One, 910 Travis Street, FL 6, Houston, TX 77002-5802 (7.88%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252 (25.48%) Norwest Bank Iowa, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (5.25%); Global Income Fund -- First National Bank North Dakota, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.4%); State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15.9%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on government securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value;
(f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     In addition, portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the time for determining the Fund's net asset value; the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined. Over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core Fixed Income and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

                                    GENERAL
                                    -------

     Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least

90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fixed Income and may therefore make it more difficult for Global Income Fund or Core Fixed Income to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fixed Income generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1997, the Funds had approximately the following amounts of capital loss carry forwards:

                                                      Years of
                                    Amount           Expiration
                                    ------           ----------

Adjustable Rate Government        $49,069,000        2000-2004
Short Duration Government          14,144,000        2002-2004
Short Duration Tax-Free             4,058,000        2002-2003
Municipal Income                      641,973             2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fixed Income or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Fund acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS  DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)/(1)/ with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Short Duration Tax-Free Fund and the Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Government Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free

Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A shares from that class' inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC-approved methodology.

                                     YIELD

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97
ADJUSTABLE RATE GOVERNMENT FUND
  Institutional Shares                                5.98%         5.98%
  Administration Shares                               5.74%         5.74%
  Service Shares/(2)/                                 5.48%         5.48%
  Class A Shares
    (assumes 1.5% sales charge)                       5.64%         5.39%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                6.19%         5.82%
  Administration Shares                               5.93%         5.55%
  Service Shares                                      5.68%         5.31%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.35%         4.82%
  Class C Shares/(5)/                                  N/A           N/A

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                4.09%         3.30%
  Administration Shares                               3.84%         3.05%
  Service Shares                                      3.59%         2.81%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       3.77%         2.78%
  Class B Shares/(4)/                                 3.23%         2.28%
  Class C Shares/(5)/                                  N/A           N/A

CORE FIXED INCOME
  Institutional Shares                                6.27%         5.89%
  Administration Shares                               6.03%         5.66%
  Service Shares                                      5.76%         5.38%
  Class A Shares/(4)/
    (assumes 4.5% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.27%         4.89%
  Class C Shares/(5)/                                 5.23%         4.82%

GLOBAL INCOME FUND
  Institutional Shares                                5.10%         4.66%
  Service Shares/(2)/                                 4.59%         4.15%
  Class A Shares
    (assumes 4.5% sales charge)                       4.36%         3.95%
  Class B Shares                                      4.02%         3.64%

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97

  Class C Shares/(7)/                                   4.01%         3.63%

                                     YIELD

                                          Investment     SEC 30-Day   Pro-Forma
                      Fund                  Period          Yield     Yield/(1)/
                      ----                  ------          -----     ----------

                                            30-Days
                                             ended
                                            10/31/97
MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares /(6)/                                      N/A          N/A
  Class A Shares                                           4.16%        3.42%
    (assumes 4.5% sales charge)
  Class B Shares                                           3.60%        3.08%
  Class C Shares/(7)/                                      3.61%        2.97%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares/(6)/                                       N/A          N/A
  Class A Shares
    (assumes 4.5% sales charge)                            5.81%        4.54%
  Class B Shares                                           5.33%        4.26%
  Class C Shares/(7)/                                      5.31%        4.22%

HIGH YIELD FUND/(8)/
  Institutional Shares                                      N/A          N/A
  Service Shares                                            N/A          N/A
  Class A Shares
   (assumes 4.5% sales charge)                              N/A          N/A
  Class B Shares                                            N/A          N/A
  Class C Shares/(7)/                                       N/A          N/A

                               DISTRIBUTION RATE

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97

ADJUSTABLE RATE GOVERMENT FUND
  Institutional Shares                                  6.00%           6.00%
  Administration Shares                                 5.75%           5.75%
  Service Shares/(2)/                                   5.50%           5.50%
  Class A Shares
     assumes no sales charge                            5.75%           5.47%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.15%           5.78%
  Administration Shares                                 5.89%           5.51%
  Service Shares                                        5.65%           5.28%
  Class A Shares/(4)/
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.29%           4.77%
  Class C Shares/(5)/                                   5.13%           4.75%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.04%           3.25%
  Administration Shares                                 3.79%           3.00%
  Service Shares/(4)/                                   3.54%           2.76%
  Class A Shares
     assumes no sales charge                            3.79%           2.79%
  Class B Shares/(4)/                                   3.18%           2.24%
  Class C Shares/(5)/                                   2.99%           2.03%

CORE FIXED INCOME
  Institutional Shares                                  6.15%           5.77%
  Administration Shares                                 5.90%           5.53%
  Service Shares/(4)/                                   5.64%           5.27%
  Class A Shares
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.15%           4.77%
  Class C Shares/(5)/                                   5.10%           4.69%

GLOBAL INCOME FUND
  Institutional Shares                                  5.77%           5.38%
  Service Shares/(2)/                                   5.35%           4.96%

  Class A Shares
     assumes no sales charge                            5.24%           4.81%

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97
  Class B Shares                                        4.73%           4.34%
  Class C Shares/(7)/                                   4.77%           4.39%

MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                             4.51%           4.45%
  Service Shares/(6)/                                   4.04%           3.51%
  Class A Shares
     assumes no sales charge                            4.29%           3.52%
  Class B Shares                                        3.54%           3.02%
  Class C Shares/(7)/                                   3.55%           2.92%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                             6.32%           5.40%
  Service Shares/(6)/                                   5.84%           4.77%
  Class A Shares
     assumes no sales charge                            6.06%           4.74%
  Class B Shares                                        5.31%           4.24%
  Class C Shares/(7)/                                   5.29%           4.21%

HIGH YIELD FUND/(8)/
  Institutional Shares                                  8.25%           7.87%
  Service Shares                                        7.78%           7.39%
  Class A Shares
     assumes no sales charge                            7.98%           7.35%
  Class B Shares                                        7.21%           6.83%
  Class C Shares/(7)/                                   7.17%           6.78%

                            TAX-EQUIVALENT YIELD/(3)/

                                                                                            Pro-Forma
                                                Investment          Tax-Equivalent        Tax-Equivalent
Fund                                              Period                 Rate                Yield/(1)/
----                                              ------                 ----                ---------

                                                 30 Days
                                                  ended
                                                 10/31/97
SHORT DURATION TAX-FREE FUND/(3)/
   Institutional Shares                                                  6.82%                 5.49%
   Administration Shares                                                 6.40%                 5.07%
   Service Shares                                                        5.98%                 4.66%
   Class A Shares
     assumes no sales charge                                             6.40%                 4.71%
   Class B Shares                                                        5.37%                 3.78%
   Class C Shares                                                        5.05%                 3.42%

MUNICIPAL INCOME FUND/(3)/
   Institutional Shares                                                  7.62%                 7.52%
   Service Shares                                                        6.82%                 5.93%
   Class A Shares
     assumes no sales charge                                             7.25%                 5.95%
   Class B Shares                                                        5.98%                 5.10%
   Class C Shares                                                        6.00%                 4.93%

_______________________________

/(1)/ Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
/(2)/ Service Shares commenced operations on March 27, 1997 for Adjustable Rate Government Fund, and March 12, 1997 for Global Income Fund.
/(3)/ The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels) federal income tax rate.
/(4)/ Class A and B Shares of Short Duration Government, Short Duration Tax-Free and Core Fixed Income commenced operations on May 1, 1997.
/(5)/  Class C Shares commenced operations on August 15, 1997.
/(6)/ Institutional and Service Shares of Municipal Income and Government Income Funds commenced operations on August 15, 1997.
/(7)/  Class C Shares commenced operations on August 15, 1997.
/(8)/  High Yield Fund commenced operations on August 1, 1997.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------

ADJUSTABLE RATE GOVERNMENT FUND

  Institutional Shares                         7/17/91/1a/      ended 10/31/97            5.54%         5.43%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.70%         6.67%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.25%         5.20%

  Administration Shares                        4/15/93/1b/      ended 10/31/97            5.07%         5.02%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.43%         6.40%

  Service Shares                               3/27/97/1c/      ended 10/31/97            3.81%         3.78%

  Class A Shares                               5/12/95/1d/      ended 10/31/97
     assumes 1.5% sales charge                                                            5.75%         5.43%
     assumes no sales charge                                                              6.41%         6.09%
                                                                one year ended
                                                  11/1/96       10/31/97
     assumes 1.5% sales charge                                                            4.83%         4.53%
     assumes no sales charge                                                              6.43%         6.13%

SHORT DURATION GOVERNMENT FUND

  Institutional Shares                         8/15/88/2a/      ended 10/31/97            7.22%         6.82%

                                                                one year ended
                                                  11/1/96       10/31/97                  7.07%         6.68%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.83%         5.57%

  Administration Shares                        2/28/96/2b/      ended 10/31/97            6.53%         6.19%
                                                                one year ended

                                                  11/1/96       10/31/97                  6.91%         6.52%

  Service Shares                               4/10/96/2b/      ended 10/31/97            7.07%         6.73%

                                                  11/1/96       one year ended
                                                                10/31/97                  6.63%         6.24%

  Class A Shares                               5/1/97/2c/       ended 10/31/97
     assumes 2.0% sales charge                                                            2.06%         1.74%
     assumes no sales charge                                                              4.14%         3.82%

  Class B Shares                               5/1/97/2c/       ended 10/31/97            3.94%         3.65%

                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------


  Class C Shares                               8/15/97/2d/       ended 10/31/97          1.44%         1.36%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment            With Fee    Without Fee
                                         Date        Period             Reductions    Reductions
                    Fund                                                  and/or        and/or
                    ----                                                 Expense       Expense
                                                                       Limitations   Limitations
                                     -----------------------------------------------------------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares               10/1/92/3a/ ended 10/31/97          4.44%          3.88%

                                        11/1/96  one year ended          5.40%          4.59%
                                                 10/31/97

                                        11/1/92  five years ended        4.59%          4.06%
                                                 10/31/97

  Administration Shares              5/20/93/3b/ ended 10/31/97          3.87%          3.41%

                                        11/1/96  one year ended          5.14%          4.33%
                                                 10/31/97

  Service Shares                     9/20/94/3c/ ended 10/31/97          4.49%          3.93%

                                        11/1/96  one year ended          4.77%          3.96%
                                                 10/31/97

  Class A Shares                     5/1/97/3d/  ended 10/31/97
   assumes 2.0% sales charge                                             1.35%          0.83%
   assumes no sales charge                                               3.39%          2.86%

  Class B Shares                     5/1/97/3d/  ended 10/31/97          3.07%          2.59%

  Class C Shares                     8/15/97/3e/ ended 10/31/97          0.97%          0.80%

CORE FIXED INCOME

  Institutional Shares               1/15/94/4a/ 10/31/97                7.08%          6.50%

                                        11/1/96  one year ended
                                                 10/31/97                9.19%          8.78%

  Administration Shares              2/28/96/4b/ ended 10/31/97          7.45%          7.05%

                                        11/1/96  one year ended
                                                 10/31/97                8.92%          8.52%

  Service Shares                     3/13/96/4b/ ended 10/31/96          8.31%          7.93%

                                        11/1/96  one year ended          8.65%          8.25%
                                                 10/31/97

  Class A Shares                     5/1/97/4c/  ended 10/31/97/4c/
   assumes 4.5% sales charge                                            2.10%          1.78%
   assumes no sales charge                                              6.94%          6.61%

  Class B Shares                     5/1/97/4c/  ended 10/31/97         6.63%          6.42%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------

  Class C Shares                     8/15/97/4d/ ended 10/31/97                  2.74%          2.64%

GLOBAL INCOME FUND5c

  Class A Shares                     8/2/91/5a/  ended 10/31/97
     assumes 4.5% sales charge                                                   7.49%          7.15%
     assumes no sales charge                                                     8.28%          7.94%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.76%          4.31%
     assumes no sales charge                                                     9.66%          9.20%
                                        11/1/92  five years ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   7.20%          6.85%
     assumes no sales charge                                                     8.19%          7.83%

  Class B Shares                     5/1/96/5b/  ended 10/31/97                 10.27%          9.84%

                                        11/1/96  one year ended                  9.04%          8.63%
                                                 10/31/97

  Institutional Shares               8/1/95/5d/  ended 10/31/97                 11.75%         11.28%

                                        11/1/96  one year ended                 10.26%          9.83%
                                                 10/31/97

  Service Shares                     8/2/91/5e/  ended 10/31/97                  8.28%          7.97%

                                        11/1/96  one year ended                  9.66%          9.38%
                                                 10/31/97

                                        11/1/92  five years ended                8.19%          7.87%
                                                 10/31/97

  Class C Shares                     8/15/97/5f/ ended 10/31/97                  3.03%          2.96%

MUNICIPAL INCOME FUND

  Class A Shares                     7/20/93/6a/ ended 10/31/97
     Assumes 4.5% sales charge                                                   5.04%          4.06%
     assumes no sales charge                                                     6.18%          5.18%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.29%          3.50%
     assumes no sales charge                                                     9.23%          8.40%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------


  Class B Shares                     5/1/96/6b/  ended 10/31/97                  8.63%          8.02%

                                        11/1/96  one year ended
                                                 10/31/97                        8.48%          7.92%

  Class C Shares                     8/15/97/6c/ ended 10/31/97                  1.75%          1.61%

Institutional Shares                 8/15/97/6c/ ended 10/31/97                  2.10%          1.50%

Service                                 7/20/93  ended 10/31/97                  6.17%          5.23%

                                        11/1/96  one year ended                  9.18%          8.60%
                                                 10/31/97

GOVERNMENT INCOME FUND

  Class A Shares                     2/10/93/7a/ ended 10/31/97
     assume 4.5% sales charge                                                    6.10%          3.84%
     assumes no sales charge                                                     7.14%          4.85%

                                        11/1/96  one year ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   3.80%          2.45%
     assumes no sales charge                                                     8.72%          7.30%

  Class B Shares                     5/1/96/7b/  ended 10/31/97                  8.59%          7.36%

                                        11/1/96  one year ended                  7.96%          6.82%
                                                 10/31/97

  Class C Shares                     8/15/97/7c/ ended 10/31/97                  2.72%          2.49%

  Institutional Shares               8/15/97/7c/ ended 10/31/97                  2.94%          2.72%

  Service Shares                     2/10/93/7c/ ended 10/31/97                  7.13%          4.91%

                                        11/1/96  one year ended                  8.67%          7.55%
                                                 10/31/97

HIGH YIELD FUND

  Class A Shares                     8/1/97/8a/  ended 10/31/97
     assumes 4.5% sales charge                                                  (3.06%)        (3.21%)
     assumes no sales charge                                                     1.50%          1.35%

  Class B Shares                     8/1/97/8a/  ended 10/31/97                  1.31%          1.21%

  Class C Shares                     8/15/97/8b/ ended 10/31/97                  1.46%          1.38%

  Institutional Shares               8/1/97/8a/  ended 10/31/97                  1.58%          1.48%

  Service Shares                     8/1/97/8a/  ended 10/31/97                  1.46%          1.36%

_____________________________

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

1b Administration Shares of Adjustable Rate Government Fund commended operations on April 15, 1993.

1c Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.

1d Class A shares of Adjustable Rate Government Fund commenced operations on May 12, 1995.

2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996.Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.

3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.

3d Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B shares have not completed a full 12 months of operation as of October 31, 1997.

3e Class C Shares of Short Duration Tax-Free Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

4a Institutional Shares of Core Fixed Income commenced operations on January 5, 1994.

4b Administration Shares of Core Fixed Income commenced operations on February 28, 1996. Service Shares of Core Fixed Income commenced operations on March 13, 1996.

4c Class A and Class B Shares of Core Fixed Income commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

4d Class C Shares of Core Fixed Income commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

5a     Class A Shares of Global Income Fund commenced operations on August 2,
       1991.

5b     Class B Shares of Global Income Fund commenced operations on May 1, 1996.

5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

5d Institutional Shares of Global Income Fund commenced operations on August 1, 1995.

5e     Service Shares of Global Income Fund commenced operations on March 12,
       1997.

5f Class C Shares of Global Income Fund commenced operations August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

6a     Class A shares of Municipal Income Fund commenced operations on July 20,
       1993.

6b     Class B Shares of Municipal Income Fund commenced operations on May 1,
       1996.

6c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997.

7a Class A, Shares of Government Income Fund commenced operations on February 10, 1993.

7b     Class B Shares of Government Income Fund commenced operations on May 1,
       1996.

7c Class C, Institutional and Service Shares of the Government Income Fund commenced operations on August 15, 1997.

8a Class A, Class B, Institutional and Service Shares, Shares of High Yield Fund commenced operations on August 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return Since Class A, Class B, Institutional and Service Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.

8b Class C Shares of High Yield Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.


The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc.,  Donaghues Money Fund Report,  Barron's, The Wall
-------------------------   ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION

     As stated in the Prospectus, the Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers), Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the institution involved, and may be different for different institutions. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and other institutions and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.


     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are redeemed at their net asset value as next determined after receipt of the purchase or redemption order.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder may incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1997 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Fund's Annual Report are incorporated herein by reference.



                                 [End of Page]

                                  APPENDIX A

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------------
     /1/ The description of the following ratings are believed to be the most recent available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

     BA:   Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of one year, unless explicitly noted.

                 Description of Ratings of State and Municipal
                               Commercial Paper
                    ---------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's three highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a strong capacity to meet the financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to meet the financial commitment on the obligation. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligtor.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics with respect to the capacity meet the financial commitment on the obligation. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less vulnerability to non-payment than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligtor's inadequate capacity to meet the financial commitment on the obligation.

     B:   Bonds and debt rated B are more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

     CCC: Bonds and debt rated CCC is currently vulnerable to non-payment, and are dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to meet its financial commitment on the obligation.

     CC: The rating CC is typically applied to bonds and debt that are currently highly vulnerable to non-payment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments on this obligation are continued.

     D: Bonds and debt rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R    This rating is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1 Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B-   Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

     D - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                 FITCH IBCA, INC.
Bond Ratings
------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment at financial commitments, which is unlikely to be adversely affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds rated A are considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity of timely payment of financial commitments.

     BBB: Bonds rated BBB are considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds are considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. The Fitch IBCA ratings from and including "AA" to "b" may be modified by the addition of a plus or minus sign.

Investment Grade Short-Term Ratings
-----------------------------------

     Fitch IBCA's short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations or up to three years for U.S. public finance securities.

F 1: Highest Credit Quality. Issues assigned this rating reflect the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F 2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues assigned F 1 ratings.

F 3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because economic conditions. However, risk factors are more variable and greater in periods of stress.

     A+, A, A-: Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     D:   Defaulted debt obligation.


Commercial Paper/Certificates of Deposits
-----------------------------------------

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5:      Issuer failed to meet scheduled principal and/or interest payments.


Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $178 billion as of November, 1997.

 .    With thirty-four offices worldwide Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1993-
     1996.

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).



*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      Goldman Sachs opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs increases assets under management by 100% over 1996

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
               GOLDMAN SACHS CORE FIXED INCOME FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606



  This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, each dated March 1, 1998, as revised September 1, 1998, and as may be further amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.


                                 TABLE OF CONTENTS


   Introduction                                                B-3
   Investment Objectives and Policies                          B-4
   Other Investment Objectives and Practices                   B-12
   Investment Restrictions                                     B-67
   Management                                                  B-70
   Portfolio Transactions                                      B-91
   Shares of the Trust                                         B-95
   Net Asset Value                                             B-101
   Taxation                                                    B-103
   Performance Information                                     B-116
   Other Information                                           B-135
   Financial Statements                                        B-137
   Service Plan                                                B-138
   Appendix A                                                  A-1
   Appendix B                                                  B-1

The date of this Additional Statement is March 1, 1998, as revised September 1, 1998.

GOLDMAN SACHS ASSET MANAGEMENT         GOLDMAN SACHS ASSET
                                        MANAGEMENT INTERNATIONAL
Adviser to Goldman Sachs Short               Adviser to Goldman Sachs
 Duration Tax-free Fund,                       Global Income Fund
 Goldman Sachs Government                    133 Peterborough Court
 Income Fund, Goldman Sachs                  London Ec4a 2bb, England
 Municipal Income Fund,
 Goldman Sachs Core Fixed                    GOLDMAN, SACHS & CO.
 Income Fund And Goldman                     Distributor
 Sachs High Yield Fund                       85 Broad Street
One New York Plaza                           New York, New York  10004
New York, New York 10004

GOLDMAN SACHS FUNDS                          GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                             Transfer Agent
Adviser To Goldman Sachs                     4900 Sears Tower
 Adjustable Rate Government                  Chicago, Illinois 60606
 Fund And Goldman Sachs Short
 Duration Government Fund
One New York Plaza
New York, New York 10004





                    Toll Free (In U.s.) .......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end Management Investment Company. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund"). Adjustable Rate Government Fund, Core Fixed Income, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income are each authorized to issue six classes of shares: Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Government Fund is authorized to issue four classes of shares:
Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fixed Income, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

     EXPERIENCED MANAGEMENT.  Successfully creating and managing a diversified
     ----------------------
portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE GOVERNMENT FUND AND SHORT DURATION GOVERNMENT FUND

     Adjustable Rate Government Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     HIGH CURRENT INCOME.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short

Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

     RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will always be successful.

     PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

     Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government

Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

     Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

        . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

        . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

        . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

        . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FIXED INCOME

     Core Fixed Income is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     Core Fixed Income's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed Income's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A SOPHISTICATED INVESTMENT PROCESS.  Core Fixed Income will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed- income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income's investment portfolio. In determining Core Fixed Income's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

GLOBAL INCOME FUND

     Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

     High Yield Fund's Investment Process.  GSAM starts the investment process
     -------------------------------------
with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  Over the past decade, high
     ---------------------------------------------
yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                   OTHER INVESTMENT OBJECTIVES AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

     Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

     Adjustable Rate, Short Duration Government, Core Fixed Income Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     ADJUSTABLE RATE MORTGAGE LOANS ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.

Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real

Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in both
     --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a

"tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fixed Income, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                     --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitiized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Core Fixed Income, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield

Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL  APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core Fixed Income Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     TRUST PREFERREDS.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     HIGH YIELD SECURITIES.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, inc. and Duff & Phelps.

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of Fixed-Income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield Fixed-Income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Fixed Income may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core Fixed Income Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER  PARTICIPATION
     ------------------------------------------------------------------------
INTERESTS.  The Core Fixed Income, High Yield, Municipal Income, and Short-
---------
Duration Tax-Free Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core Fixed Income, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     MUNICIPAL NOTES.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Fixed Income may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     TENDER OPTION BONDS.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  The Core Fixed Income, High Yield, Municipal
     -----------------------
Income and Short Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     INSURANCE.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     CALL RISK AND REINVESTMENT RISK.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core Fixed Income, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers usually involve currencies of foreign countries, and since Core Fixed Income, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core Fixed Income, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, High Yield Fund or Global Income Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, High

Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     MARKET CHARACTERISTICS.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Core Fixed Income High Yield
     -------------------------------------------
and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fixed Income may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Fixed Income Incomes may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Fixed Income enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Fixed Income anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Fixed Income may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Fixed Income will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Global Income, High Yield and Core Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Fixed Income may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Fixed Income Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core Fixed Income and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core Fixed Income and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core Fixed Income and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, credit swaps, caps, floors and collars. In addition, Core Fixed Income, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claimspaying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fixed Income or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Fixed Income and High Yield Funds may purchase call options on currency to seek to increase total return when the

Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core Fixed Income, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fixed Income may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Fixed Income may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Fixed Income Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Fixed Income Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Fixed Income would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Fixed Income for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards or trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core

Fixed Income High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In addition to bona fide hedging definition, a CFTC regulation permits the Funds to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

MORTGAGE DOLLAR ROLLS

     The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4/(2)/ of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or its affiliates.

     The Core Fixed Income, High Yield and Global Income Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Core Fixed Income, High Yield and Global Income Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for investment purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority as defined in the Act of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See Investment Objectives and Policies in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations;

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 13% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) for each Fund other than Core Fixed Income, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

    (6)(b) in the case of the Core Fixed Income, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition, to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of Shareholders.

A Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Ashok N. Bakhru, 56                  Chairman             Executive Vice President - Finance and
1325 Ave. of the Americas            & Trustee            Administration and Chief Financial
New York, NY  10019                                       Officer, Coty Inc. (since April 1996);
                                                          President, ABN Associates (July 1994
                                                          -March 1996); Senior Vice President of
                                                          Scott Paper Company (until June 1994);
                                                          Director of Arkwright Mutual Insurance
                                                          Company (1994-Present); Trustee of
                                                          International House of Philadelphia
                                                          (1989-Present); Member of Cornell
                                                          University Council (1992-Present);
                                                          Trustee of the Walnut Street Theater
                                                          (1992-Present).

*David B. Ford, 52                   Trustee              Director, Commodities Corp. LLC (since
One New York Plaza                                        April 1997); Managing Director, J. Aron
New York, NY  10004                                       & Company (since November 1996);
                                                          Managing Director,. Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respecti-vely); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Douglas C. Grip, 36                 Trustee              Managing Director, Goldman, Sachs & Co.
One New York Plaza                   & President          Asset Management Division (since
New York, NY  10004                                       November 1997); President, Goldman Sachs
                                                          Fund Group(since April 1996); President,
                                                          MFS Retirement Services Inc., of
                                                          Massachusetts Financial Services (prior
                                                          thereto).

*John P. McNulty, 46                 Trustee              Managing Director, Goldman Sachs (since
One New York Plaza                                        1996); General Partner, J. Aron &
New York, NY  10004                                       Company (since November 1995); Director
                                                          and Co-Head, Goldman Sachs Funds
                                                          Management Inc. (since November 1995);
                                                          Director, Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Director, Global Capital Reinsurance
                                                          (since 1989); Trustee, Goldman Sachs
                                                          Trust for Credit Unions (since January
                                                          1996); Director, Commodities Corp. LLC
                                                          (since April 1997); Limited Partner of
                                                          Goldman, Sachs & Co.(1994 - November
                                                          1995).

Mary P. McPherson, 63                Trustee              Vice President and Senior Program
The Andrew W. Mellon Foundation                           Officer, The Andrew W. Mellon Foundation
140 East 62nd Street                                      (since October 1997); President Emeritus
New York, NY  10021                                       of Bryn Mawr College (1978-1997);
                                                          Director of Josiah Macy, Jr. Foundation
                                                          (since 1977); Director of the
                                                          Philadelphia Contribution-ship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          1993); and member of PNC
                                                          Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Limited Partner, Goldman, Sachs &
One New York Plaza                                        Co.(since 1994); Consultant to Goldman
New York, NY  10004                                       Sachs Asset Management (since 1994);
                                                          Director, Chief Operating Officer and
                                                          Vice President of Goldman Sachs Funds
                                                          Management, Inc. (from November 1993 -
                                                          November 1994); President and Chief
                                                          Operating Officer, GSAM - Japan Limited
                                                          (November 1993 - November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman, Sachs &
                                                          Co. Investment Banking (December 1986 -
                                                          November 1994).

Jackson W. Smart, Jr. 68             Trustee              Chairman, Executive Committee, First
One Northfield Plaza Suite 218                            Commonwealth, Inc. (a managed dental
Northfield, IL  60093                                     care company) (since January 1996);
                                                          Chairman and Chief Executive Officer,
                                                          MSP Communications Inc. (a company
                                                          engaged in radio broadcasting) (November
                                                          1988 - December 1997); Director, Federal
                                                          Express Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Director, Walgreen Co. (a retail drug
701 Morningside Drive                                     store business) (since April 1998);
Lake Forest, IL  60045                                    Director of Baker, Fentress & Co. (a
                                                          closed-end, non-diversified management


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          investment company) (April
                                                          1992 - present); Trustee, Northern
                                                          Institutional Funds (since April 1984).

Richard P. Strubel, 59               Trustee              Managing Director, Tandem Partners, Inc.
737 N. Michigan Ave., Suite 1405                          (since 1990); Director of Kaynar
Chicago, IL  60611                                        Technologies Inc. (since March 1997);
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a diversi-fied
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).

*Nancy L. Mucker, 49                 Vice                 Vice President, Goldman, Sachs & Co.
4900 Sears Tower                     President            (since April 1985); Co-Manager of
Chicago, IL  60606                                        Shareholder Servicing of GSAM (since
                                                          November 1989).


*John M. Perlowski, 34               Treasurer            Vice President, Goldman, Sachs & Co.
One New York Plaza                                        Incorporated (since July 1995);
New York, NY  10004                                       Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice                 Vice President of Goldman Sachs Asset
4900 Sears Tower                     President            Management (since April 1997); Vice
Chicago, IL  60606                                        President and General Manager, First
                                                          Data Corporation - Investor Services
                                                          Group (prior thereto).

Jesse Cole, 35                       Vice                 Vice President, GSAM June 1998 to
4900 Sears Tower                     President            Present); Vice President, AIM Management
Chicago, IL  60606                                        Group, Inc. (April 1996-June 1998);
                                                          Assistant Vice President, The Northern
                                                          Trust Company (June 1987-April 1996)


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Philip V. Giuca , Jr., 36            Assistant            Vice President, Goldman, Sachs & Co.
10 Hanover Square                    Treasurer            (May 1992-Present); Tax Accountant,
New York, NY  10004                                       Goldman, Sachs & Co. (December 1990-May
                                                          1992).

Anne Marcel, 40                      Vice                 Vice President, GSAM (June
4900 Sears Tower                     President            1998-Present); Vice President, Stein Roe
Chicago, IL  60606                                        & Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38              Secretary            General Counsel of the Funds Group of
85 Broad Street                                           Goldman Sachs Asset Management (since
New York, NY  10004                                       December 1997); Associate General
                                                          Counsel of Goldman Sachs Asset
                                                          Management (February 1994 - December
                                                          1997); Vice President and Assistant
                                                          General Counsel of Goldman, Sachs & Co.
                                                          (since June 1992); Counsel to the Funds
                                                          Group, GSAM (June 1992 - December 1997);
                                                          Partner, Hale and Dorr (September 1991 -
                                                          June 1992 - December 1997).

*Howard B. Surloff, 33               Assistant            Assistant General Counsel, Goldman Sachs
85 Broad Street                      Secretary            Asset Management and Associate General
New York, NY  10004                                       Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 32             Assistant            Assistant General Counsel,
85 Broad Street                      Secretary            Goldman Sachs Asset


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

New York, NY  10004                                       Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant            Legal Products Analyst, Goldman, Sachs &
85 Broad Street                      Secretary            Co. (since June 1993); Funds Compliance
New York, NY  10004                                       Officer, Citibank Global Asset
                                                          Management (August 1991 - June 1993).

 *Deborah A. Farrell, 27             Assistant            Legal Assistant, Goldman, Sachs & Co.
85 Broad Street                      Secretary            (since January 1996); Executive
New York, NY  10004                                       Secretary, Goldman, Sachs & Co. (January
                                                          1994 - January 1996); Legal Secretary,
                                                          Cleary, Gottlieb, Steen and Hamilton
                                                          (September 1990 - January 1994).

*Kaysie P. Uniacke, 37               Assistant            Managing Director, Goldman Sachs Asset
One New York Plaza                   Secretary            Management (since 1997), Vice President
New York, NY  10004                                       and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Elizabeth D. Anderson, 29           Assistant            Portfolio Manager, GSAM (since April
One New York Plaza                   Secretary            1996); Junior Portfolio Manager, Goldman
New York, NY  10004                                       Sachs Asset Management (1995 - April
                                                          1996); Funds Trading Assistant, GSAM
                                                          (1993 - 1995); Compliance Analyst,
                                                          Prudential Insurance (1991 - 1993).



          The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 1, 1998, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1997:

                                                          Retirement             Total
                                     Pension or            Benefits           Compensation
                                      Aggregate           Accrued as          from Goldman
                                    Compensation           Part of            Sachs Trust
                                      from the             Trust's           (including the
                                       Funds/1/            Expenses             Funds)/2/
                                       -------             --------             --------

Name of Trustees
Ashok N. Bakhru                          $4,688                $0                 $93,750
David B. Ford                                 0                 0                       0
Douglas C. Grip                               0                 0                       0
Mary P. McPherson                         3,525                 0                  70,500
Alan A. Shuch                                 0                 0                       0
Jackson W. Smart                          3,525                 0                  70,500
William H. Springer                       3,525                 0                  70,500
Richard P. Strubel                        3,525                 0                  70,500

-------------------------

/1/ Reflects amount paid by Goldman Sachs Trust, a Delaware business trust, during fiscal year ended October 31, 1997.

/2/ Goldman Sachs Trust consisted of 36 mutual funds, including eight fixed-income Funds, on October 31, 1997.

                              INVESTMENT ADVISERS
                              -------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fixed Income pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $4.6 billion in tax-free securities in 1997, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund and Core Fixed Income from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non- exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed- income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel

Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' professionals expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non- interested Trustees"), on April 22, 1998. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1999 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     Pursuant to the Management Agreements, the Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, the Advisers are voluntarily limiting their management fees for certain Funds to the annual rates (which are effective September 1, 1998) also listed below:

                                        Management            Management Fee
                                         Fee with             without
                   Fund                 Limitations         Limitations
                   ----                 -----------         -----------

GSAM
  Municipal Income                           .50%               .55%
  Government Income                          .54%               .65%
  Short Duration Tax-Free                    .35%               .40%
  Core Fixed Income                          .40%               .40%
  High Yield                                 .70%               .70%

GSFM
  Short Duration Government                  .50%               .50%
  Adjustable Rate Government                 .40%               .40%

GSAMI
  Global Income                              .65%               .90%

     With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1997, 1996 and 1995, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                  1997          1996           1995
                                  ----          ----           ----

Adjustable Rate Government      $2,293,118    $2,535,709     $2,947,492
Short Duration Government/(1)/     422,632       411,360        517,091
Short Duration Tax-Free            144,157       169,796        260,970
Core Fixed Income                  334,580       246,568        137,158
Global Income/(2)/(5)/            1,415,050     1,117,226        706,460
Government Income/(3)/(5)/          134,628        74,060         44,037
Municipal Income/(4)/              320,868       211,283        154,707
High Yield/(6)/                    407,474         N/A            N/A

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $528,290, $514,200 and $646,364 respectively, for such years.

/(2)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $0, $837,920 and $1,412,921, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $2,158,925 for the year ended October 31, 1997 and $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(3)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $350,034, $148,120 and $101,737 respectively, for such years.

/(4)/ Had expense limitations not been in effect for the year ended October 31, 1995, Municipal Income Fund would have paid advisory fees of $200,207 for the year.

/(5)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

/(6)/ High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $438,819 for the period.

       The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

       Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER  ACCOUNTS MANAGED
     --------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Fixed Income Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal year ended October 31, 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                     1997          1996             1995
                                     ----          ----             ----

Adjustable Rate Government/(1)/    $  156,000     $79,000         $40,000
Municipal Income/(2)/                  57,000      24,900          48,000
Government Income/(2)/                193,000      17,300          22,000
Global Income/(2)/                    176,000      52,600          15,000
Short Duration Government/(3)/         63,000        N/A              N/A
Short Duration Tax-Free/(3)/            6,000        N/A              N/A
Core Fixed Income/(3)/                 14,000        N/A              N/A
High Yield/(3)/                     3,194,000        N/A              N/A

_____________________

/(1)/ The Adjustable Rate Government Fund does not offer Class B and C Shares. /(2)/ Prior to May 1, 1996 and August 15, 1997, the Municipal Income,
       Government Income and Global Income Funds did not offer Class B and Class C Shares respectively.

/(3)/ Prior to May 1, 1996 and August 15, 1997, Short Duration, Short Duration Tax-Free, and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield

       Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1997, 1996 and 1995 from each Fund then in existence as follows under the fee schedules then in effect:

Fund                                    1997            1996          1995
----                                    ----            ----          ----

Adjustable Rate Government             $272,449       $278,337      $306,662
Short Duration Government                77,989              0             0
Short Duration Tax-Free                  61,185         16,980        26,098
Core Fixed Income                        85,882         24,657        13,716
Global Income                           106,886        121,212       106,764
Municipal Income                        152,152         90,284        63,695
Government Income Fund                  163,181         72,237        94,095
High Yield Fund/(1)/                     27,280          N/A           N/A

________________________

/(1)/  High Yield Fund commenced operations on August 1, 1997.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution and service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution and service plans, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of each Fund's average daily net assets (effective September 1, 1998):

Adjustable Rate Government Fund                 0.05%
Short Duration Government Fund                  0.00%
Municipal Income Fund                           0.00%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.00%
Core Fixed Income                               0.10%
Global Income Fund                              0.00%
High Yield Fund                                 0.02%

     Such reductions or limits are calculated monthly on a cumulative basis. The Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, "Other Expenses" of each Fund were reduced by the Advisers in the following amounts under fee expense limitations that were then in effect:

                                       1997             1996            1995
                                       ----             ----            ----

Adjustable Rate Government           $191,739         $386,863        $551,405
Short Duration Government             285,329          169,069         219,994
Short Duration Tax-Free               282,291          238,097         213,139
Core Fixed Income                     311,343          233,065         176,469
Municipal Income                      299,884          238,203         196,265
Government Income                     364,989          219,091         242,036
Global Income                         223,969          337,079          70,195
High Yield*                           200,097            N/A             N/A

______________________

*    High Yield Fund commenced operations on August 1, 1997.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                                 PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fixed Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal year ended October 31, 1995, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                                   Total                     Total                 Brokerage
                                                                 Brokerage                 Amount of              Commissions
                                              Total             Commissions               Transaction                Paid
                                            Brokerage             Paid to                  on which               to Brokers
                                           Commissions          Affiliated                Commissions              Providing
                                              Paid                Persons                    Paid/3/               Research
                                           ===========        ===============        =====================        ===========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                          $108,000        $108,000(100%)/1/        $2,121,317,579(100%)/2/            N/A

Short Duration Government Fund                  24,000          24,000(100%)/1/           447,205,928(100%)/2/            N/A

Short Duration Tax-Free Fund                     1,000           1,000(100%)/1/             8,559,280(100%)/2/            N/A

Core Fixed Income Fund                           4,000           4,000(100%)/1/            43,548,299(100%)/2/            N/A

Government Income Fund                           1,200           1,200(100%)/1/            24,437,288(100%)/2/            N/A

Municipal Income Fund                            2,750           2,750(100%)/1/            51,101,625(100%)/2/            N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1997, the Funds then in existence paid brokerage commissions as follows:

                                                              Total                    Total                Brokerage
                                                            Brokerage                Amount of             Commissions
                                           Total           Commissions              Transaction               Paid
                                         Brokerage           Paid to                 on which              to Brokers
                                        Commissions        Affiliated               Commissions             Providing
                                           Paid              Persons                   Paid/3/              Research
                                        ===========      ===============        ===================        ===========

Fiscal Year Ended
October 31, 1997:

Adjustable Rate Fund                        $61,000       $61,000(100%)/1/        $739,605,010(100%)/2/          N/A

Short Duration Government Fund               19,000        19,000(100%)/1/         494,733,847(100%)/2/          N/A

Core Fixed Income Fund                        3,000         3,000(100%)/1/           8,429,994(100%)/2/          N/A

Government Income Fund                        2,400         2,400(100%)/1/          26,765,840(100%)/2/          N/A

Municipal Income Fund                         1,800         1,800(100%)/1/         33,112,625(100%)/2/           N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

During the fiscal year ended October 31, 1997, the Funds acquired and sold securities of their regular broker-dealers: Smith Barnery, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Dresdner Bank, Sanwa Securities, J.P. Morgan & Co., Inc., Bear Stearns & Co., Nomura Securities and Morgan Stanley & Co.

     At October 31, 1997, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($1,350), Nomura Securities ($1,680) and Bear Stearns ($1,680); Global Income: Morgan Stanley ($681); Adjustable Rate Government Fund: Lehman Brothers, Inc. ($1,856), Bear Stearns ($2,310) and Nomura Securities ($2,310); Government Income Fund: Lehman Brothers, Inc. ($6,209), Nomura Securities ($7,200), Bear Stearns ($7,200); Salomon Brothers ($959); J.P. Morgan & Co. ($523); Morgan Stanley & Co. ($523) and Merrill Lynch ($2,240); Core Fixed Income: Lehman Brothers, Inc. ($7,143), Nomura Securities ($8,100), Bear Stearns ($8,100), J.P. Morgan ($1,046) and Morgan Stanley & Co. ($943). High Yield Fund: Bear Stearns ($2,580) and Lehman Brothers, Inc. ($2,073).

                                 SHARES OF THE TRUST

     The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Government Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield Fund: Institutional Shares,

Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1997, no Service Shares of the Adjustable Rate Government Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

     Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of February 1, 1998, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund -- First Trust of New York, 100 Wall Street, Suite 1600, New York, NY (14.19%); State Treasurer/Nebraska Investment Council, 841 "O" Street, Suite 500, Lincoln, NE 68508 (8.08%); First Security Bank of Idaho FBO, Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT 84130 (7.55%); Meadows Foundation Inc., 3003 Swiss Avenue, Dallas, TX 75204 (5.15%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (5.08%); Short Duration Government Fund -- Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702, (6.10%); State Street Bank & Trust Co., (29.64%); P.O. Box 1992, Boston, MA 02105 (24.69%); Richfield Bank & Trust Co.,
Kirchbak Co., 6625 Lyndale Avenue South, Richfield, MN 55423 (5.50%); Norwest Bank Iowa NA, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (6.65%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs & Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.20%); K-G, Inc., 166 Oak Knoll Terrace, Highland Park, IL 60035 (8.97%); Lafayette American Bank c/o Hubco, 1000 MacArthur Blvd., Mahwah, NJ 07430 (7.34%); Nelda Start, P.O. Box 909, Orange, TX 77631-0909 (6.62%); Government Income Fund -- Frontier Trust Co., Inc. TR, FBO Dade County Public Schools, 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (5.4%); Core Fixed Income -- Local 234 Electric Workers Retirement Fund, 10300 Merritt Street, Castroville, CA 95012 (5.29%); Vinson and Elkins Pension Plan c/o Banc One, 910 Travis Street, FL 6, Houston, TX 77002-5802 (7.88%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252 (25.48%) Norwest Bank Iowa, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (5.25%); Global Income Fund -- First National Bank North Dakota, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.4%); State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15.9%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on government securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value;
(f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     In addition, portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the time for determining the Fund's net asset value; the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined. Over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core Fixed Income and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

                                    GENERAL
                                    -------

     Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least

90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fixed Income and may therefore make it more difficult for Global Income Fund or Core Fixed Income to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fixed Income generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1997, the Funds had approximately the following amounts of capital loss carry forwards:

                                                      Years of
                                    Amount           Expiration
                                    ------           ----------

Adjustable Rate Government        $49,069,000        2000-2004
Short Duration Government          14,144,000        2002-2004
Short Duration Tax-Free             4,058,000        2002-2003
Municipal Income                      641,973             2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fixed Income or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Fund acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS  DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)/(1)/ with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Short Duration Tax-Free Fund and the Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Government Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free

Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A shares from that class' inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC-approved methodology.

                                     YIELD

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97
ADJUSTABLE RATE GOVERNMENT FUND
  Institutional Shares                                5.98%         5.98%
  Administration Shares                               5.74%         5.74%
  Service Shares/(2)/                                 5.48%         5.48%
  Class A Shares
    (assumes 1.5% sales charge)                       5.64%         5.39%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                6.19%         5.82%
  Administration Shares                               5.93%         5.55%
  Service Shares                                      5.68%         5.31%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.35%         4.82%
  Class C Shares/(5)/                                  N/A           N/A

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                4.09%         3.30%
  Administration Shares                               3.84%         3.05%
  Service Shares                                      3.59%         2.81%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       3.77%         2.78%
  Class B Shares/(4)/                                 3.23%         2.28%
  Class C Shares/(5)/                                  N/A           N/A

CORE FIXED INCOME
  Institutional Shares                                6.27%         5.89%
  Administration Shares                               6.03%         5.66%
  Service Shares                                      5.76%         5.38%
  Class A Shares/(4)/
    (assumes 4.5% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.27%         4.89%
  Class C Shares/(5)/                                 5.23%         4.82%

GLOBAL INCOME FUND
  Institutional Shares                                5.10%         4.66%
  Service Shares/(2)/                                 4.59%         4.15%
  Class A Shares
    (assumes 4.5% sales charge)                       4.36%         3.95%
  Class B Shares                                      4.02%         3.64%

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97

  Class C Shares/(7)/                                   4.01%         3.63%

                                     YIELD

                                          Investment     SEC 30-Day   Pro-Forma
                      Fund                  Period          Yield     Yield/(1)/
                      ----                  ------          -----     ----------

                                            30-Days
                                             ended
                                            10/31/97
MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares /(6)/                                      N/A          N/A
  Class A Shares                                           4.16%        3.42%
    (assumes 4.5% sales charge)
  Class B Shares                                           3.60%        3.08%
  Class C Shares/(7)/                                      3.61%        2.97%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares/(6)/                                       N/A          N/A
  Class A Shares
    (assumes 4.5% sales charge)                            5.81%        4.54%
  Class B Shares                                           5.33%        4.26%
  Class C Shares/(7)/                                      5.31%        4.22%

HIGH YIELD FUND/(8)/
  Institutional Shares                                      N/A          N/A
  Service Shares                                            N/A          N/A
  Class A Shares
   (assumes 4.5% sales charge)                              N/A          N/A
  Class B Shares                                            N/A          N/A
  Class C Shares/(7)/                                       N/A          N/A

                               DISTRIBUTION RATE

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97

ADJUSTABLE RATE GOVERMENT FUND
  Institutional Shares                                  6.00%           6.00%
  Administration Shares                                 5.75%           5.75%
  Service Shares/(2)/                                   5.50%           5.50%
  Class A Shares
     assumes no sales charge                            5.75%           5.47%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.15%           5.78%
  Administration Shares                                 5.89%           5.51%
  Service Shares                                        5.65%           5.28%
  Class A Shares/(4)/
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.29%           4.77%
  Class C Shares/(5)/                                   5.13%           4.75%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.04%           3.25%
  Administration Shares                                 3.79%           3.00%
  Service Shares/(4)/                                   3.54%           2.76%
  Class A Shares
     assumes no sales charge                            3.79%           2.79%
  Class B Shares/(4)/                                   3.18%           2.24%
  Class C Shares/(5)/                                   2.99%           2.03%

CORE FIXED INCOME
  Institutional Shares                                  6.15%           5.77%
  Administration Shares                                 5.90%           5.53%
  Service Shares/(4)/                                   5.64%           5.27%
  Class A Shares
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.15%           4.77%
  Class C Shares/(5)/                                   5.10%           4.69%

GLOBAL INCOME FUND
  Institutional Shares                                  5.77%           5.38%
  Service Shares/(2)/                                   5.35%           4.96%

  Class A Shares
     assumes no sales charge                            5.24%           4.81%

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97
  Class B Shares                                        4.73%           4.34%
  Class C Shares/(7)/                                   4.77%           4.39%

MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                             4.51%           4.45%
  Service Shares/(6)/                                   4.04%           3.51%
  Class A Shares
     assumes no sales charge                            4.29%           3.52%
  Class B Shares                                        3.54%           3.02%
  Class C Shares/(7)/                                   3.55%           2.92%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                             6.32%           5.40%
  Service Shares/(6)/                                   5.84%           4.77%
  Class A Shares
     assumes no sales charge                            6.06%           4.74%
  Class B Shares                                        5.31%           4.24%
  Class C Shares/(7)/                                   5.29%           4.21%

HIGH YIELD FUND/(8)/
  Institutional Shares                                  8.25%           7.87%
  Service Shares                                        7.78%           7.39%
  Class A Shares
     assumes no sales charge                            7.98%           7.35%
  Class B Shares                                        7.21%           6.83%
  Class C Shares/(7)/                                   7.17%           6.78%

                            TAX-EQUIVALENT YIELD/(3)/

                                                                                            Pro-Forma
                                                Investment          Tax-Equivalent        Tax-Equivalent
Fund                                              Period                 Rate                Yield/(1)/
----                                              ------                 ----                ---------

                                                 30 Days
                                                  ended
                                                 10/31/97
SHORT DURATION TAX-FREE FUND/(3)/
   Institutional Shares                                                  6.82%                 5.49%
   Administration Shares                                                 6.40%                 5.07%
   Service Shares                                                        5.98%                 4.66%
   Class A Shares
     assumes no sales charge                                             6.40%                 4.71%
   Class B Shares                                                        5.37%                 3.78%
   Class C Shares                                                        5.05%                 3.42%

MUNICIPAL INCOME FUND/(3)/
   Institutional Shares                                                  7.62%                 7.52%
   Service Shares                                                        6.82%                 5.93%
   Class A Shares
     assumes no sales charge                                             7.25%                 5.95%
   Class B Shares                                                        5.98%                 5.10%
   Class C Shares                                                        6.00%                 4.93%

_______________________________

/(1)/ Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
/(2)/ Service Shares commenced operations on March 27, 1997 for Adjustable Rate Government Fund, and March 12, 1997 for Global Income Fund.
/(3)/ The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels) federal income tax rate.
/(4)/ Class A and B Shares of Short Duration Government, Short Duration Tax-Free and Core Fixed Income commenced operations on May 1, 1997.
/(5)/  Class C Shares commenced operations on August 15, 1997.
/(6)/ Institutional and Service Shares of Municipal Income and Government Income Funds commenced operations on August 15, 1997.
/(7)/  Class C Shares commenced operations on August 15, 1997.
/(8)/  High Yield Fund commenced operations on August 1, 1997.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------

ADJUSTABLE RATE GOVERNMENT FUND

  Institutional Shares                         7/17/91/1a/      ended 10/31/97            5.54%         5.43%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.70%         6.67%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.25%         5.20%

  Administration Shares                        4/15/93/1b/      ended 10/31/97            5.07%         5.02%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.43%         6.40%

  Service Shares                               3/27/97/1c/      ended 10/31/97            3.81%         3.78%

  Class A Shares                               5/12/95/1d/      ended 10/31/97
     assumes 1.5% sales charge                                                            5.75%         5.43%
     assumes no sales charge                                                              6.41%         6.09%
                                                                one year ended
                                                  11/1/96       10/31/97
     assumes 1.5% sales charge                                                            4.83%         4.53%
     assumes no sales charge                                                              6.43%         6.13%

SHORT DURATION GOVERNMENT FUND

  Institutional Shares                         8/15/88/2a/      ended 10/31/97            7.22%         6.82%

                                                                one year ended
                                                  11/1/96       10/31/97                  7.07%         6.68%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.83%         5.57%

  Administration Shares                        2/28/96/2b/      ended 10/31/97            6.53%         6.19%
                                                                one year ended

                                                  11/1/96       10/31/97                  6.91%         6.52%

  Service Shares                               4/10/96/2b/      ended 10/31/97            7.07%         6.73%

                                                  11/1/96       one year ended
                                                                10/31/97                  6.63%         6.24%

  Class A Shares                               5/1/97/2c/       ended 10/31/97
     assumes 2.0% sales charge                                                            2.06%         1.74%
     assumes no sales charge                                                              4.14%         3.82%

  Class B Shares                               5/1/97/2c/       ended 10/31/97            3.94%         3.65%

                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------


  Class C Shares                               8/15/97/2d/       ended 10/31/97          1.44%         1.36%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment            With Fee    Without Fee
                                         Date        Period             Reductions    Reductions
                    Fund                                                  and/or        and/or
                    ----                                                 Expense       Expense
                                                                       Limitations   Limitations
                                     -----------------------------------------------------------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares               10/1/92/3a/ ended 10/31/97          4.44%          3.88%

                                        11/1/96  one year ended          5.40%          4.59%
                                                 10/31/97

                                        11/1/92  five years ended        4.59%          4.06%
                                                 10/31/97

  Administration Shares              5/20/93/3b/ ended 10/31/97          3.87%          3.41%

                                        11/1/96  one year ended          5.14%          4.33%
                                                 10/31/97

  Service Shares                     9/20/94/3c/ ended 10/31/97          4.49%          3.93%

                                        11/1/96  one year ended          4.77%          3.96%
                                                 10/31/97

  Class A Shares                     5/1/97/3d/  ended 10/31/97
   assumes 2.0% sales charge                                             1.35%          0.83%
   assumes no sales charge                                               3.39%          2.86%

  Class B Shares                     5/1/97/3d/  ended 10/31/97          3.07%          2.59%

  Class C Shares                     8/15/97/3e/ ended 10/31/97          0.97%          0.80%

CORE FIXED INCOME

  Institutional Shares               1/15/94/4a/ 10/31/97                7.08%          6.50%

                                        11/1/96  one year ended
                                                 10/31/97                9.19%          8.78%

  Administration Shares              2/28/96/4b/ ended 10/31/97          7.45%          7.05%

                                        11/1/96  one year ended
                                                 10/31/97                8.92%          8.52%

  Service Shares                     3/13/96/4b/ ended 10/31/96          8.31%          7.93%

                                        11/1/96  one year ended          8.65%          8.25%
                                                 10/31/97

  Class A Shares                     5/1/97/4c/  ended 10/31/97/4c/
   assumes 4.5% sales charge                                            2.10%          1.78%
   assumes no sales charge                                              6.94%          6.61%

  Class B Shares                     5/1/97/4c/  ended 10/31/97         6.63%          6.42%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------

  Class C Shares                     8/15/97/4d/ ended 10/31/97                  2.74%          2.64%

GLOBAL INCOME FUND5c

  Class A Shares                     8/2/91/5a/  ended 10/31/97
     assumes 4.5% sales charge                                                   7.49%          7.15%
     assumes no sales charge                                                     8.28%          7.94%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.76%          4.31%
     assumes no sales charge                                                     9.66%          9.20%
                                        11/1/92  five years ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   7.20%          6.85%
     assumes no sales charge                                                     8.19%          7.83%

  Class B Shares                     5/1/96/5b/  ended 10/31/97                 10.27%          9.84%

                                        11/1/96  one year ended                  9.04%          8.63%
                                                 10/31/97

  Institutional Shares               8/1/95/5d/  ended 10/31/97                 11.75%         11.28%

                                        11/1/96  one year ended                 10.26%          9.83%
                                                 10/31/97

  Service Shares                     8/2/91/5e/  ended 10/31/97                  8.28%          7.97%

                                        11/1/96  one year ended                  9.66%          9.38%
                                                 10/31/97

                                        11/1/92  five years ended                8.19%          7.87%
                                                 10/31/97

  Class C Shares                     8/15/97/5f/ ended 10/31/97                  3.03%          2.96%

MUNICIPAL INCOME FUND

  Class A Shares                     7/20/93/6a/ ended 10/31/97
     Assumes 4.5% sales charge                                                   5.04%          4.06%
     assumes no sales charge                                                     6.18%          5.18%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.29%          3.50%
     assumes no sales charge                                                     9.23%          8.40%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------


  Class B Shares                     5/1/96/6b/  ended 10/31/97                  8.63%          8.02%

                                        11/1/96  one year ended
                                                 10/31/97                        8.48%          7.92%

  Class C Shares                     8/15/97/6c/ ended 10/31/97                  1.75%          1.61%

Institutional Shares                 8/15/97/6c/ ended 10/31/97                  2.10%          1.50%

Service                                 7/20/93  ended 10/31/97                  6.17%          5.23%

                                        11/1/96  one year ended                  9.18%          8.60%
                                                 10/31/97

GOVERNMENT INCOME FUND

  Class A Shares                     2/10/93/7a/ ended 10/31/97
     assume 4.5% sales charge                                                    6.10%          3.84%
     assumes no sales charge                                                     7.14%          4.85%

                                        11/1/96  one year ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   3.80%          2.45%
     assumes no sales charge                                                     8.72%          7.30%

  Class B Shares                     5/1/96/7b/  ended 10/31/97                  8.59%          7.36%

                                        11/1/96  one year ended                  7.96%          6.82%
                                                 10/31/97

  Class C Shares                     8/15/97/7c/ ended 10/31/97                  2.72%          2.49%

  Institutional Shares               8/15/97/7c/ ended 10/31/97                  2.94%          2.72%

  Service Shares                     2/10/93/7c/ ended 10/31/97                  7.13%          4.91%

                                        11/1/96  one year ended                  8.67%          7.55%
                                                 10/31/97

HIGH YIELD FUND

  Class A Shares                     8/1/97/8a/  ended 10/31/97
     assumes 4.5% sales charge                                                  (3.06%)        (3.21%)
     assumes no sales charge                                                     1.50%          1.35%

  Class B Shares                     8/1/97/8a/  ended 10/31/97                  1.31%          1.21%

  Class C Shares                     8/15/97/8b/ ended 10/31/97                  1.46%          1.38%

  Institutional Shares               8/1/97/8a/  ended 10/31/97                  1.58%          1.48%

  Service Shares                     8/1/97/8a/  ended 10/31/97                  1.46%          1.36%

_____________________________

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

1b Administration Shares of Adjustable Rate Government Fund commended operations on April 15, 1993.

1c Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.

1d Class A shares of Adjustable Rate Government Fund commenced operations on May 12, 1995.

2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996.Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.

3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.

3d Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B shares have not completed a full 12 months of operation as of October 31, 1997.

3e Class C Shares of Short Duration Tax-Free Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

4a Institutional Shares of Core Fixed Income commenced operations on January 5, 1994.

4b Administration Shares of Core Fixed Income commenced operations on February 28, 1996. Service Shares of Core Fixed Income commenced operations on March 13, 1996.

4c Class A and Class B Shares of Core Fixed Income commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

4d Class C Shares of Core Fixed Income commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

5a     Class A Shares of Global Income Fund commenced operations on August 2,
       1991.

5b     Class B Shares of Global Income Fund commenced operations on May 1, 1996.

5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

5d Institutional Shares of Global Income Fund commenced operations on August 1, 1995.

5e     Service Shares of Global Income Fund commenced operations on March 12,
       1997.

5f Class C Shares of Global Income Fund commenced operations August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

6a     Class A shares of Municipal Income Fund commenced operations on July 20,
       1993.

6b     Class B Shares of Municipal Income Fund commenced operations on May 1,
       1996.

6c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997.

7a Class A, Shares of Government Income Fund commenced operations on February 10, 1993.

7b     Class B Shares of Government Income Fund commenced operations on May 1,
       1996.

7c Class C, Institutional and Service Shares of the Government Income Fund commenced operations on August 15, 1997.

8a Class A, Class B, Institutional and Service Shares, Shares of High Yield Fund commenced operations on August 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return Since Class A, Class B, Institutional and Service Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.

8b Class C Shares of High Yield Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.


The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc.,  Donaghues Money Fund Report,  Barron's, The Wall
-------------------------   ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION

     As stated in the Prospectus, the Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers), Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the institution involved, and may be different for different institutions. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and other institutions and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.


     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are redeemed at their net asset value as next determined after receipt of the purchase or redemption order.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder may incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1997 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Fund's Annual Report are incorporated herein by reference.



                                 [End of Page]

                                 SERVICE PLAN

     Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995 service fees were paid by the Funds as follows:

          Fund                              1997         1996     1995
          ----                              ----         ----     ----

Adjustable Rate Government              $    292         /(1)/    /(1)/
Short Duration Government                 12,087       $1,222     /(2)/
Short Duration Tax-Free                    6,435        2,322   $1,797
Government Income                              2         /(3)/    /(3)/
Municipal Income                               2         /(4)/    /(4)/
Core Fixed Income                          6,207          422     /(5)/
Global Income                                523         /(6)/    /(6)/
High Yield/(7)/                                8          N/A      N/A

_________________________
/(1)/ No Service Shares of Adjustable Rate Government Fund were outstanding at October 31, 1996 and 1995.

/(2)/ No Service Shares of Short Duration Government Fund were outstanding at October 31, 1995.
/(3)/ No Service Shares of Government Income Fund were outstanding at October 31, 1996 and 1995.
/(4)/ No Service Shares of Municipal Income Fund were outstanding at October 31, 1996 and 1995.
/(5)/ No Service Shares of Core Fixed Income Fund were outstanding at October 31, 1995.
/(6)/ No Service Shares of Global Income Fund were outstanding at October 31, 1996 and 1995.
/(7)/  High Yield Fund commenced operations on August 1, 1997.

       Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

       Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

       The Plans with respect to the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997, including Global and High Yield Funds. Each Plan and Service Agreement will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty
(60) days' written notice to any other party to the Service Agreements.

       The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's

Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                  APPENDIX A

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------------
     /1/ The description of the following ratings are believed to be the most recent available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

     BA:   Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of one year, unless explicitly noted.

                 Description of Ratings of State and Municipal
                               Commercial Paper
                    ---------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's three highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a strong capacity to meet the financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to meet the financial commitment on the obligation. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligtor.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics with respect to the capacity meet the financial commitment on the obligation. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less vulnerability to non-payment than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligtor's inadequate capacity to meet the financial commitment on the obligation.

     B:   Bonds and debt rated B are more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

     CCC: Bonds and debt rated CCC is currently vulnerable to non-payment, and are dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to meet its financial commitment on the obligation.

     CC: The rating CC is typically applied to bonds and debt that are currently highly vulnerable to non-payment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments on this obligation are continued.

     D: Bonds and debt rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R    This rating is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1 Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B-   Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

     D - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                 FITCH IBCA, INC.
Bond Ratings
------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment at financial commitments, which is unlikely to be adversely affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds rated A are considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity of timely payment of financial commitments.

     BBB: Bonds rated BBB are considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds are considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. The Fitch IBCA ratings from and including "AA" to "b" may be modified by the addition of a plus or minus sign.

Investment Grade Short-Term Ratings
-----------------------------------

     Fitch IBCA's short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations or up to three years for U.S. public finance securities.

F 1: Highest Credit Quality. Issues assigned this rating reflect the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F 2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues assigned F 1 ratings.

F 3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because economic conditions. However, risk factors are more variable and greater in periods of stress.

     A+, A, A-: Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     D:   Defaulted debt obligation.


Commercial Paper/Certificates of Deposits
-----------------------------------------

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5:      Issuer failed to meet scheduled principal and/or interest payments.


Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $178 billion as of November, 1997.

 .    With thirty-four offices worldwide Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1993-
     1996.

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).



*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      Goldman Sachs opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs increases assets under management by 100% over 1996

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)


                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

  This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A, Class B and Class C Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated March 1, 1998, as revised September 1, 1998, and as may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.


                               TABLE OF CONTENTS
   Introduction                                           B-3
   Investment Objectives and Policies                     B-4
   Other Investment Objectives and Practices              B-12
   Investment Restrictions                                B-67
   Management                                             B-70
   Portfolio Transactions                                 B-91
   Shares of the Trust                                    B-95
   Net Asset Value                                        B-101
   Taxation                                               B-103
   Performance Information                                B-116
   Other Information                                      B-135
   Financial Statements                                   B-137
   Other Information Regarding Purchases, Redemptions,
     Exchanges and Dividends                              B-138
   Distribution and Service Plans                         B-141
   Appendix A                                             A-1
   Appendix B                                             B-1

   The date of this Additional Statement is March 1, 1998, as revised September 1, 1998.

   GOLDMAN SACHS TRUST                    GOLDMAN, SACHS & CO.
   4900 Sears Tower                       Distributor
   CHICAGO, ILLINOIS 60606                85 BROAD STREET
                                          New York, NY 10004


   GOLDMAN SACHS ASSET MANAGEMENT
   Adviser to Goldman Sachs Municipal
    Income Fund
   Goldman Sachs Government Income Fund
   Goldman Sachs Short Duration Tax Free
    Fund
   Goldman Sachs Core Fixed Income Fund
   Goldman Sachs High Yield Fund
   One New York Plaza
   New York, New York 10004

   GOLDMAN SACHS FUNDS MANAGEMENT, L.P.   GOLDMAN, SACHS & CO.
    Adviser to Goldman Sachs              Transfer Agent
    Adjustable Rate Government Fund       4900 Sears Tower
    and Short Duration Government Fund    Chicago, Illinois 60606
   One New York Plaza
   New York, New York 10004

   GOLDMAN SACHS ASSET MANAGEMENT
    INTERNATIONAL
   Adviser to Goldman Sachs
    Global Income Fund
   133 Peterborough Court
   London EC4A 2BB England


                         TOLL FREE .......800-526-7384

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end Management Investment Company. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund"). Adjustable Rate Government Fund, Core Fixed Income, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income are each authorized to issue six classes of shares: Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Government Fund is authorized to issue four classes of shares:
Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fixed Income, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

     EXPERIENCED MANAGEMENT.  Successfully creating and managing a diversified
     ----------------------
portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE GOVERNMENT FUND AND SHORT DURATION GOVERNMENT FUND

     Adjustable Rate Government Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     HIGH CURRENT INCOME.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short

Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

     RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will always be successful.

     PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

     Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government

Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

     Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

        . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

        . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

        . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

        . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FIXED INCOME

     Core Fixed Income is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     Core Fixed Income's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed Income's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A SOPHISTICATED INVESTMENT PROCESS.  Core Fixed Income will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed- income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income's investment portfolio. In determining Core Fixed Income's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

GLOBAL INCOME FUND

     Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

     High Yield Fund's Investment Process.  GSAM starts the investment process
     -------------------------------------
with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  Over the past decade, high
     ---------------------------------------------
yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                   OTHER INVESTMENT OBJECTIVES AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

     Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

     Adjustable Rate, Short Duration Government, Core Fixed Income Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     ADJUSTABLE RATE MORTGAGE LOANS ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.

Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real

Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in both
     --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a

"tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fixed Income, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                     --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitiized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Core Fixed Income, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield

Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL  APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core Fixed Income Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     TRUST PREFERREDS.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     HIGH YIELD SECURITIES.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, inc. and Duff & Phelps.

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of Fixed-Income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield Fixed-Income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Fixed Income may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core Fixed Income Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER  PARTICIPATION
     ------------------------------------------------------------------------
INTERESTS.  The Core Fixed Income, High Yield, Municipal Income, and Short-
---------
Duration Tax-Free Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core Fixed Income, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     MUNICIPAL NOTES.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Fixed Income may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     TENDER OPTION BONDS.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  The Core Fixed Income, High Yield, Municipal
     -----------------------
Income and Short Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     INSURANCE.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     CALL RISK AND REINVESTMENT RISK.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core Fixed Income, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers usually involve currencies of foreign countries, and since Core Fixed Income, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core Fixed Income, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, High Yield Fund or Global Income Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, High

Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     MARKET CHARACTERISTICS.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Core Fixed Income High Yield
     -------------------------------------------
and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fixed Income may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Fixed Income Incomes may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Fixed Income enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Fixed Income anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Fixed Income may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Fixed Income will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Global Income, High Yield and Core Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Fixed Income may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Fixed Income Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core Fixed Income and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core Fixed Income and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core Fixed Income and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, credit swaps, caps, floors and collars. In addition, Core Fixed Income, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claimspaying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fixed Income or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Fixed Income and High Yield Funds may purchase call options on currency to seek to increase total return when the

Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core Fixed Income, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fixed Income may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Fixed Income may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Fixed Income Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Fixed Income Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Fixed Income would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Fixed Income for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards or trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core

Fixed Income High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In addition to bona fide hedging definition, a CFTC regulation permits the Funds to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

MORTGAGE DOLLAR ROLLS

     The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4/(2)/ of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or its affiliates.

     The Core Fixed Income, High Yield and Global Income Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Core Fixed Income, High Yield and Global Income Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for investment purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority as defined in the Act of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See Investment Objectives and Policies in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations;

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 13% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) for each Fund other than Core Fixed Income, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

    (6)(b) in the case of the Core Fixed Income, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition, to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of Shareholders.

A Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Ashok N. Bakhru, 56                  Chairman             Executive Vice President - Finance and
1325 Ave. of the Americas            & Trustee            Administration and Chief Financial
New York, NY  10019                                       Officer, Coty Inc. (since April 1996);
                                                          President, ABN Associates (July 1994
                                                          -March 1996); Senior Vice President of
                                                          Scott Paper Company (until June 1994);
                                                          Director of Arkwright Mutual Insurance
                                                          Company (1994-Present); Trustee of
                                                          International House of Philadelphia
                                                          (1989-Present); Member of Cornell
                                                          University Council (1992-Present);
                                                          Trustee of the Walnut Street Theater
                                                          (1992-Present).

*David B. Ford, 52                   Trustee              Director, Commodities Corp. LLC (since
One New York Plaza                                        April 1997); Managing Director, J. Aron
New York, NY  10004                                       & Company (since November 1996);
                                                          Managing Director,. Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respecti-vely); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Douglas C. Grip, 36                 Trustee              Managing Director, Goldman, Sachs & Co.
One New York Plaza                   & President          Asset Management Division (since
New York, NY  10004                                       November 1997); President, Goldman Sachs
                                                          Fund Group(since April 1996); President,
                                                          MFS Retirement Services Inc., of
                                                          Massachusetts Financial Services (prior
                                                          thereto).

*John P. McNulty, 46                 Trustee              Managing Director, Goldman Sachs (since
One New York Plaza                                        1996); General Partner, J. Aron &
New York, NY  10004                                       Company (since November 1995); Director
                                                          and Co-Head, Goldman Sachs Funds
                                                          Management Inc. (since November 1995);
                                                          Director, Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Director, Global Capital Reinsurance
                                                          (since 1989); Trustee, Goldman Sachs
                                                          Trust for Credit Unions (since January
                                                          1996); Director, Commodities Corp. LLC
                                                          (since April 1997); Limited Partner of
                                                          Goldman, Sachs & Co.(1994 - November
                                                          1995).

Mary P. McPherson, 63                Trustee              Vice President and Senior Program
The Andrew W. Mellon Foundation                           Officer, The Andrew W. Mellon Foundation
140 East 62nd Street                                      (since October 1997); President Emeritus
New York, NY  10021                                       of Bryn Mawr College (1978-1997);
                                                          Director of Josiah Macy, Jr. Foundation
                                                          (since 1977); Director of the
                                                          Philadelphia Contribution-ship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          1993); and member of PNC
                                                          Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Limited Partner, Goldman, Sachs &
One New York Plaza                                        Co.(since 1994); Consultant to Goldman
New York, NY  10004                                       Sachs Asset Management (since 1994);
                                                          Director, Chief Operating Officer and
                                                          Vice President of Goldman Sachs Funds
                                                          Management, Inc. (from November 1993 -
                                                          November 1994); President and Chief
                                                          Operating Officer, GSAM - Japan Limited
                                                          (November 1993 - November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman, Sachs &
                                                          Co. Investment Banking (December 1986 -
                                                          November 1994).

Jackson W. Smart, Jr. 68             Trustee              Chairman, Executive Committee, First
One Northfield Plaza Suite 218                            Commonwealth, Inc. (a managed dental
Northfield, IL  60093                                     care company) (since January 1996);
                                                          Chairman and Chief Executive Officer,
                                                          MSP Communications Inc. (a company
                                                          engaged in radio broadcasting) (November
                                                          1988 - December 1997); Director, Federal
                                                          Express Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Director, Walgreen Co. (a retail drug
701 Morningside Drive                                     store business) (since April 1998);
Lake Forest, IL  60045                                    Director of Baker, Fentress & Co. (a
                                                          closed-end, non-diversified management


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          investment company) (April
                                                          1992 - present); Trustee, Northern
                                                          Institutional Funds (since April 1984).

Richard P. Strubel, 59               Trustee              Managing Director, Tandem Partners, Inc.
737 N. Michigan Ave., Suite 1405                          (since 1990); Director of Kaynar
Chicago, IL  60611                                        Technologies Inc. (since March 1997);
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a diversi-fied
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).

*Nancy L. Mucker, 49                 Vice                 Vice President, Goldman, Sachs & Co.
4900 Sears Tower                     President            (since April 1985); Co-Manager of
Chicago, IL  60606                                        Shareholder Servicing of GSAM (since
                                                          November 1989).


*John M. Perlowski, 34               Treasurer            Vice President, Goldman, Sachs & Co.
One New York Plaza                                        Incorporated (since July 1995);
New York, NY  10004                                       Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice                 Vice President of Goldman Sachs Asset
4900 Sears Tower                     President            Management (since April 1997); Vice
Chicago, IL  60606                                        President and General Manager, First
                                                          Data Corporation - Investor Services
                                                          Group (prior thereto).

Jesse Cole, 35                       Vice                 Vice President, GSAM June 1998 to
4900 Sears Tower                     President            Present); Vice President, AIM Management
Chicago, IL  60606                                        Group, Inc. (April 1996-June 1998);
                                                          Assistant Vice President, The Northern
                                                          Trust Company (June 1987-April 1996)


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Philip V. Giuca , Jr., 36            Assistant            Vice President, Goldman, Sachs & Co.
10 Hanover Square                    Treasurer            (May 1992-Present); Tax Accountant,
New York, NY  10004                                       Goldman, Sachs & Co. (December 1990-May
                                                          1992).

Anne Marcel, 40                      Vice                 Vice President, GSAM (June
4900 Sears Tower                     President            1998-Present); Vice President, Stein Roe
Chicago, IL  60606                                        & Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38              Secretary            General Counsel of the Funds Group of
85 Broad Street                                           Goldman Sachs Asset Management (since
New York, NY  10004                                       December 1997); Associate General
                                                          Counsel of Goldman Sachs Asset
                                                          Management (February 1994 - December
                                                          1997); Vice President and Assistant
                                                          General Counsel of Goldman, Sachs & Co.
                                                          (since June 1992); Counsel to the Funds
                                                          Group, GSAM (June 1992 - December 1997);
                                                          Partner, Hale and Dorr (September 1991 -
                                                          June 1992 - December 1997).

*Howard B. Surloff, 33               Assistant            Assistant General Counsel, Goldman Sachs
85 Broad Street                      Secretary            Asset Management and Associate General
New York, NY  10004                                       Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 32             Assistant            Assistant General Counsel,
85 Broad Street                      Secretary            Goldman Sachs Asset


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

New York, NY  10004                                       Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant            Legal Products Analyst, Goldman, Sachs &
85 Broad Street                      Secretary            Co. (since June 1993); Funds Compliance
New York, NY  10004                                       Officer, Citibank Global Asset
                                                          Management (August 1991 - June 1993).

 *Deborah A. Farrell, 27             Assistant            Legal Assistant, Goldman, Sachs & Co.
85 Broad Street                      Secretary            (since January 1996); Executive
New York, NY  10004                                       Secretary, Goldman, Sachs & Co. (January
                                                          1994 - January 1996); Legal Secretary,
                                                          Cleary, Gottlieb, Steen and Hamilton
                                                          (September 1990 - January 1994).

*Kaysie P. Uniacke, 37               Assistant            Managing Director, Goldman Sachs Asset
One New York Plaza                   Secretary            Management (since 1997), Vice President
New York, NY  10004                                       and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Elizabeth D. Anderson, 29           Assistant            Portfolio Manager, GSAM (since April
One New York Plaza                   Secretary            1996); Junior Portfolio Manager, Goldman
New York, NY  10004                                       Sachs Asset Management (1995 - April
                                                          1996); Funds Trading Assistant, GSAM
                                                          (1993 - 1995); Compliance Analyst,
                                                          Prudential Insurance (1991 - 1993).



          The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 1, 1998, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1997:

                                                          Retirement             Total
                                     Pension or            Benefits           Compensation
                                      Aggregate           Accrued as          from Goldman
                                    Compensation           Part of            Sachs Trust
                                      from the             Trust's           (including the
                                       Funds/1/            Expenses             Funds)/2/
                                       -------             --------             --------

Name of Trustees
Ashok N. Bakhru                          $4,688                $0                 $93,750
David B. Ford                                 0                 0                       0
Douglas C. Grip                               0                 0                       0
Mary P. McPherson                         3,525                 0                  70,500
Alan A. Shuch                                 0                 0                       0
Jackson W. Smart                          3,525                 0                  70,500
William H. Springer                       3,525                 0                  70,500
Richard P. Strubel                        3,525                 0                  70,500

-------------------------

/1/ Reflects amount paid by Goldman Sachs Trust, a Delaware business trust, during fiscal year ended October 31, 1997.

/2/ Goldman Sachs Trust consisted of 36 mutual funds, including eight fixed-income Funds, on October 31, 1997.

                              INVESTMENT ADVISERS
                              -------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fixed Income pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $4.6 billion in tax-free securities in 1997, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund and Core Fixed Income from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non- exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed- income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel

Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' professionals expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non- interested Trustees"), on April 22, 1998. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1999 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     Pursuant to the Management Agreements, the Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, the Advisers are voluntarily limiting their management fees for certain Funds to the annual rates (which are effective September 1, 1998) also listed below:

                                        Management            Management Fee
                                         Fee with             without
                   Fund                 Limitations         Limitations
                   ----                 -----------         -----------

GSAM
  Municipal Income                           .50%               .55%
  Government Income                          .54%               .65%
  Short Duration Tax-Free                    .35%               .40%
  Core Fixed Income                          .40%               .40%
  High Yield                                 .70%               .70%

GSFM
  Short Duration Government                  .50%               .50%
  Adjustable Rate Government                 .40%               .40%

GSAMI
  Global Income                              .65%               .90%

     With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1997, 1996 and 1995, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                  1997          1996           1995
                                  ----          ----           ----

Adjustable Rate Government      $2,293,118    $2,535,709     $2,947,492
Short Duration Government/(1)/     422,632       411,360        517,091
Short Duration Tax-Free            144,157       169,796        260,970
Core Fixed Income                  334,580       246,568        137,158
Global Income/(2)/(5)/            1,415,050     1,117,226        706,460
Government Income/(3)/(5)/          134,628        74,060         44,037
Municipal Income/(4)/              320,868       211,283        154,707
High Yield/(6)/                    407,474         N/A            N/A

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $528,290, $514,200 and $646,364 respectively, for such years.

/(2)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $0, $837,920 and $1,412,921, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $2,158,925 for the year ended October 31, 1997 and $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(3)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $350,034, $148,120 and $101,737 respectively, for such years.

/(4)/ Had expense limitations not been in effect for the year ended October 31, 1995, Municipal Income Fund would have paid advisory fees of $200,207 for the year.

/(5)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

/(6)/ High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $438,819 for the period.

       The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

       Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER  ACCOUNTS MANAGED
     --------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Fixed Income Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal year ended October 31, 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                     1997          1996             1995
                                     ----          ----             ----

Adjustable Rate Government/(1)/    $  156,000     $79,000         $40,000
Municipal Income/(2)/                  57,000      24,900          48,000
Government Income/(2)/                193,000      17,300          22,000
Global Income/(2)/                    176,000      52,600          15,000
Short Duration Government/(3)/         63,000        N/A              N/A
Short Duration Tax-Free/(3)/            6,000        N/A              N/A
Core Fixed Income/(3)/                 14,000        N/A              N/A
High Yield/(3)/                     3,194,000        N/A              N/A

_____________________

/(1)/ The Adjustable Rate Government Fund does not offer Class B and C Shares. /(2)/ Prior to May 1, 1996 and August 15, 1997, the Municipal Income,
       Government Income and Global Income Funds did not offer Class B and Class C Shares respectively.

/(3)/ Prior to May 1, 1996 and August 15, 1997, Short Duration, Short Duration Tax-Free, and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield

       Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1997, 1996 and 1995 from each Fund then in existence as follows under the fee schedules then in effect:

Fund                                    1997            1996          1995
----                                    ----            ----          ----

Adjustable Rate Government             $272,449       $278,337      $306,662
Short Duration Government                77,989              0             0
Short Duration Tax-Free                  61,185         16,980        26,098
Core Fixed Income                        85,882         24,657        13,716
Global Income                           106,886        121,212       106,764
Municipal Income                        152,152         90,284        63,695
Government Income Fund                  163,181         72,237        94,095
High Yield Fund/(1)/                     27,280          N/A           N/A

________________________

/(1)/  High Yield Fund commenced operations on August 1, 1997.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution and service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution and service plans, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of each Fund's average daily net assets (effective September 1, 1998):

Adjustable Rate Government Fund                 0.05%
Short Duration Government Fund                  0.00%
Municipal Income Fund                           0.00%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.00%
Core Fixed Income                               0.10%
Global Income Fund                              0.00%
High Yield Fund                                 0.02%

     Such reductions or limits are calculated monthly on a cumulative basis. The Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, "Other Expenses" of each Fund were reduced by the Advisers in the following amounts under fee expense limitations that were then in effect:

                                       1997             1996            1995
                                       ----             ----            ----

Adjustable Rate Government           $191,739         $386,863        $551,405
Short Duration Government             285,329          169,069         219,994
Short Duration Tax-Free               282,291          238,097         213,139
Core Fixed Income                     311,343          233,065         176,469
Municipal Income                      299,884          238,203         196,265
Government Income                     364,989          219,091         242,036
Global Income                         223,969          337,079          70,195
High Yield*                           200,097            N/A             N/A

______________________

*    High Yield Fund commenced operations on August 1, 1997.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                                 PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fixed Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal year ended October 31, 1995, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                                   Total                     Total                 Brokerage
                                                                 Brokerage                 Amount of              Commissions
                                              Total             Commissions               Transaction                Paid
                                            Brokerage             Paid to                  on which               to Brokers
                                           Commissions          Affiliated                Commissions              Providing
                                              Paid                Persons                    Paid/3/               Research
                                           ===========        ===============        =====================        ===========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                          $108,000        $108,000(100%)/1/        $2,121,317,579(100%)/2/            N/A

Short Duration Government Fund                  24,000          24,000(100%)/1/           447,205,928(100%)/2/            N/A

Short Duration Tax-Free Fund                     1,000           1,000(100%)/1/             8,559,280(100%)/2/            N/A

Core Fixed Income Fund                           4,000           4,000(100%)/1/            43,548,299(100%)/2/            N/A

Government Income Fund                           1,200           1,200(100%)/1/            24,437,288(100%)/2/            N/A

Municipal Income Fund                            2,750           2,750(100%)/1/            51,101,625(100%)/2/            N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1997, the Funds then in existence paid brokerage commissions as follows:

                                                              Total                    Total                Brokerage
                                                            Brokerage                Amount of             Commissions
                                           Total           Commissions              Transaction               Paid
                                         Brokerage           Paid to                 on which              to Brokers
                                        Commissions        Affiliated               Commissions             Providing
                                           Paid              Persons                   Paid/3/              Research
                                        ===========      ===============        ===================        ===========

Fiscal Year Ended
October 31, 1997:

Adjustable Rate Fund                        $61,000       $61,000(100%)/1/        $739,605,010(100%)/2/          N/A

Short Duration Government Fund               19,000        19,000(100%)/1/         494,733,847(100%)/2/          N/A

Core Fixed Income Fund                        3,000         3,000(100%)/1/           8,429,994(100%)/2/          N/A

Government Income Fund                        2,400         2,400(100%)/1/          26,765,840(100%)/2/          N/A

Municipal Income Fund                         1,800         1,800(100%)/1/         33,112,625(100%)/2/           N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

During the fiscal year ended October 31, 1997, the Funds acquired and sold securities of their regular broker-dealers: Smith Barnery, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Dresdner Bank, Sanwa Securities, J.P. Morgan & Co., Inc., Bear Stearns & Co., Nomura Securities and Morgan Stanley & Co.

     At October 31, 1997, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($1,350), Nomura Securities ($1,680) and Bear Stearns ($1,680); Global Income: Morgan Stanley ($681); Adjustable Rate Government Fund: Lehman Brothers, Inc. ($1,856), Bear Stearns ($2,310) and Nomura Securities ($2,310); Government Income Fund: Lehman Brothers, Inc. ($6,209), Nomura Securities ($7,200), Bear Stearns ($7,200); Salomon Brothers ($959); J.P. Morgan & Co. ($523); Morgan Stanley & Co. ($523) and Merrill Lynch ($2,240); Core Fixed Income: Lehman Brothers, Inc. ($7,143), Nomura Securities ($8,100), Bear Stearns ($8,100), J.P. Morgan ($1,046) and Morgan Stanley & Co. ($943). High Yield Fund: Bear Stearns ($2,580) and Lehman Brothers, Inc. ($2,073).

                                 SHARES OF THE TRUST

     The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Government Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield Fund: Institutional Shares,

Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1997, no Service Shares of the Adjustable Rate Government Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

     Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of February 1, 1998, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund -- First Trust of New York, 100 Wall Street, Suite 1600, New York, NY (14.19%); State Treasurer/Nebraska Investment Council, 841 "O" Street, Suite 500, Lincoln, NE 68508 (8.08%); First Security Bank of Idaho FBO, Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT 84130 (7.55%); Meadows Foundation Inc., 3003 Swiss Avenue, Dallas, TX 75204 (5.15%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (5.08%); Short Duration Government Fund -- Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702, (6.10%); State Street Bank & Trust Co., (29.64%); P.O. Box 1992, Boston, MA 02105 (24.69%); Richfield Bank & Trust Co.,
Kirchbak Co., 6625 Lyndale Avenue South, Richfield, MN 55423 (5.50%); Norwest Bank Iowa NA, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (6.65%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs & Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.20%); K-G, Inc., 166 Oak Knoll Terrace, Highland Park, IL 60035 (8.97%); Lafayette American Bank c/o Hubco, 1000 MacArthur Blvd., Mahwah, NJ 07430 (7.34%); Nelda Start, P.O. Box 909, Orange, TX 77631-0909 (6.62%); Government Income Fund -- Frontier Trust Co., Inc. TR, FBO Dade County Public Schools, 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (5.4%); Core Fixed Income -- Local 234 Electric Workers Retirement Fund, 10300 Merritt Street, Castroville, CA 95012 (5.29%); Vinson and Elkins Pension Plan c/o Banc One, 910 Travis Street, FL 6, Houston, TX 77002-5802 (7.88%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252 (25.48%) Norwest Bank Iowa, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (5.25%); Global Income Fund -- First National Bank North Dakota, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.4%); State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15.9%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on government securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value;
(f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     In addition, portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the time for determining the Fund's net asset value; the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined. Over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core Fixed Income and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

                                    GENERAL
                                    -------

     Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least

90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fixed Income and may therefore make it more difficult for Global Income Fund or Core Fixed Income to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fixed Income generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1997, the Funds had approximately the following amounts of capital loss carry forwards:

                                                      Years of
                                    Amount           Expiration
                                    ------           ----------

Adjustable Rate Government        $49,069,000        2000-2004
Short Duration Government          14,144,000        2002-2004
Short Duration Tax-Free             4,058,000        2002-2003
Municipal Income                      641,973             2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fixed Income or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Fund acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS  DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)/(1)/ with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Short Duration Tax-Free Fund and the Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Government Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free

Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A shares from that class' inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC-approved methodology.

                                     YIELD

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97
ADJUSTABLE RATE GOVERNMENT FUND
  Institutional Shares                                5.98%         5.98%
  Administration Shares                               5.74%         5.74%
  Service Shares/(2)/                                 5.48%         5.48%
  Class A Shares
    (assumes 1.5% sales charge)                       5.64%         5.39%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                6.19%         5.82%
  Administration Shares                               5.93%         5.55%
  Service Shares                                      5.68%         5.31%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.35%         4.82%
  Class C Shares/(5)/                                  N/A           N/A

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                4.09%         3.30%
  Administration Shares                               3.84%         3.05%
  Service Shares                                      3.59%         2.81%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       3.77%         2.78%
  Class B Shares/(4)/                                 3.23%         2.28%
  Class C Shares/(5)/                                  N/A           N/A

CORE FIXED INCOME
  Institutional Shares                                6.27%         5.89%
  Administration Shares                               6.03%         5.66%
  Service Shares                                      5.76%         5.38%
  Class A Shares/(4)/
    (assumes 4.5% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.27%         4.89%
  Class C Shares/(5)/                                 5.23%         4.82%

GLOBAL INCOME FUND
  Institutional Shares                                5.10%         4.66%
  Service Shares/(2)/                                 4.59%         4.15%
  Class A Shares
    (assumes 4.5% sales charge)                       4.36%         3.95%
  Class B Shares                                      4.02%         3.64%

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97

  Class C Shares/(7)/                                   4.01%         3.63%

                                     YIELD

                                          Investment     SEC 30-Day   Pro-Forma
                      Fund                  Period          Yield     Yield/(1)/
                      ----                  ------          -----     ----------

                                            30-Days
                                             ended
                                            10/31/97
MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares /(6)/                                      N/A          N/A
  Class A Shares                                           4.16%        3.42%
    (assumes 4.5% sales charge)
  Class B Shares                                           3.60%        3.08%
  Class C Shares/(7)/                                      3.61%        2.97%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares/(6)/                                       N/A          N/A
  Class A Shares
    (assumes 4.5% sales charge)                            5.81%        4.54%
  Class B Shares                                           5.33%        4.26%
  Class C Shares/(7)/                                      5.31%        4.22%

HIGH YIELD FUND/(8)/
  Institutional Shares                                      N/A          N/A
  Service Shares                                            N/A          N/A
  Class A Shares
   (assumes 4.5% sales charge)                              N/A          N/A
  Class B Shares                                            N/A          N/A
  Class C Shares/(7)/                                       N/A          N/A

                               DISTRIBUTION RATE

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97

ADJUSTABLE RATE GOVERMENT FUND
  Institutional Shares                                  6.00%           6.00%
  Administration Shares                                 5.75%           5.75%
  Service Shares/(2)/                                   5.50%           5.50%
  Class A Shares
     assumes no sales charge                            5.75%           5.47%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.15%           5.78%
  Administration Shares                                 5.89%           5.51%
  Service Shares                                        5.65%           5.28%
  Class A Shares/(4)/
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.29%           4.77%
  Class C Shares/(5)/                                   5.13%           4.75%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.04%           3.25%
  Administration Shares                                 3.79%           3.00%
  Service Shares/(4)/                                   3.54%           2.76%
  Class A Shares
     assumes no sales charge                            3.79%           2.79%
  Class B Shares/(4)/                                   3.18%           2.24%
  Class C Shares/(5)/                                   2.99%           2.03%

CORE FIXED INCOME
  Institutional Shares                                  6.15%           5.77%
  Administration Shares                                 5.90%           5.53%
  Service Shares/(4)/                                   5.64%           5.27%
  Class A Shares
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.15%           4.77%
  Class C Shares/(5)/                                   5.10%           4.69%

GLOBAL INCOME FUND
  Institutional Shares                                  5.77%           5.38%
  Service Shares/(2)/                                   5.35%           4.96%

  Class A Shares
     assumes no sales charge                            5.24%           4.81%

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97
  Class B Shares                                        4.73%           4.34%
  Class C Shares/(7)/                                   4.77%           4.39%

MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                             4.51%           4.45%
  Service Shares/(6)/                                   4.04%           3.51%
  Class A Shares
     assumes no sales charge                            4.29%           3.52%
  Class B Shares                                        3.54%           3.02%
  Class C Shares/(7)/                                   3.55%           2.92%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                             6.32%           5.40%
  Service Shares/(6)/                                   5.84%           4.77%
  Class A Shares
     assumes no sales charge                            6.06%           4.74%
  Class B Shares                                        5.31%           4.24%
  Class C Shares/(7)/                                   5.29%           4.21%

HIGH YIELD FUND/(8)/
  Institutional Shares                                  8.25%           7.87%
  Service Shares                                        7.78%           7.39%
  Class A Shares
     assumes no sales charge                            7.98%           7.35%
  Class B Shares                                        7.21%           6.83%
  Class C Shares/(7)/                                   7.17%           6.78%

                            TAX-EQUIVALENT YIELD/(3)/

                                                                                            Pro-Forma
                                                Investment          Tax-Equivalent        Tax-Equivalent
Fund                                              Period                 Rate                Yield/(1)/
----                                              ------                 ----                ---------

                                                 30 Days
                                                  ended
                                                 10/31/97
SHORT DURATION TAX-FREE FUND/(3)/
   Institutional Shares                                                  6.82%                 5.49%
   Administration Shares                                                 6.40%                 5.07%
   Service Shares                                                        5.98%                 4.66%
   Class A Shares
     assumes no sales charge                                             6.40%                 4.71%
   Class B Shares                                                        5.37%                 3.78%
   Class C Shares                                                        5.05%                 3.42%

MUNICIPAL INCOME FUND/(3)/
   Institutional Shares                                                  7.62%                 7.52%
   Service Shares                                                        6.82%                 5.93%
   Class A Shares
     assumes no sales charge                                             7.25%                 5.95%
   Class B Shares                                                        5.98%                 5.10%
   Class C Shares                                                        6.00%                 4.93%

_______________________________

/(1)/ Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
/(2)/ Service Shares commenced operations on March 27, 1997 for Adjustable Rate Government Fund, and March 12, 1997 for Global Income Fund.
/(3)/ The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels) federal income tax rate.
/(4)/ Class A and B Shares of Short Duration Government, Short Duration Tax-Free and Core Fixed Income commenced operations on May 1, 1997.
/(5)/  Class C Shares commenced operations on August 15, 1997.
/(6)/ Institutional and Service Shares of Municipal Income and Government Income Funds commenced operations on August 15, 1997.
/(7)/  Class C Shares commenced operations on August 15, 1997.
/(8)/  High Yield Fund commenced operations on August 1, 1997.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------

ADJUSTABLE RATE GOVERNMENT FUND

  Institutional Shares                         7/17/91/1a/      ended 10/31/97            5.54%         5.43%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.70%         6.67%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.25%         5.20%

  Administration Shares                        4/15/93/1b/      ended 10/31/97            5.07%         5.02%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.43%         6.40%

  Service Shares                               3/27/97/1c/      ended 10/31/97            3.81%         3.78%

  Class A Shares                               5/12/95/1d/      ended 10/31/97
     assumes 1.5% sales charge                                                            5.75%         5.43%
     assumes no sales charge                                                              6.41%         6.09%
                                                                one year ended
                                                  11/1/96       10/31/97
     assumes 1.5% sales charge                                                            4.83%         4.53%
     assumes no sales charge                                                              6.43%         6.13%

SHORT DURATION GOVERNMENT FUND

  Institutional Shares                         8/15/88/2a/      ended 10/31/97            7.22%         6.82%

                                                                one year ended
                                                  11/1/96       10/31/97                  7.07%         6.68%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.83%         5.57%

  Administration Shares                        2/28/96/2b/      ended 10/31/97            6.53%         6.19%
                                                                one year ended

                                                  11/1/96       10/31/97                  6.91%         6.52%

  Service Shares                               4/10/96/2b/      ended 10/31/97            7.07%         6.73%

                                                  11/1/96       one year ended
                                                                10/31/97                  6.63%         6.24%

  Class A Shares                               5/1/97/2c/       ended 10/31/97
     assumes 2.0% sales charge                                                            2.06%         1.74%
     assumes no sales charge                                                              4.14%         3.82%

  Class B Shares                               5/1/97/2c/       ended 10/31/97            3.94%         3.65%

                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------


  Class C Shares                               8/15/97/2d/       ended 10/31/97          1.44%         1.36%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment            With Fee    Without Fee
                                         Date        Period             Reductions    Reductions
                    Fund                                                  and/or        and/or
                    ----                                                 Expense       Expense
                                                                       Limitations   Limitations
                                     -----------------------------------------------------------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares               10/1/92/3a/ ended 10/31/97          4.44%          3.88%

                                        11/1/96  one year ended          5.40%          4.59%
                                                 10/31/97

                                        11/1/92  five years ended        4.59%          4.06%
                                                 10/31/97

  Administration Shares              5/20/93/3b/ ended 10/31/97          3.87%          3.41%

                                        11/1/96  one year ended          5.14%          4.33%
                                                 10/31/97

  Service Shares                     9/20/94/3c/ ended 10/31/97          4.49%          3.93%

                                        11/1/96  one year ended          4.77%          3.96%
                                                 10/31/97

  Class A Shares                     5/1/97/3d/  ended 10/31/97
   assumes 2.0% sales charge                                             1.35%          0.83%
   assumes no sales charge                                               3.39%          2.86%

  Class B Shares                     5/1/97/3d/  ended 10/31/97          3.07%          2.59%

  Class C Shares                     8/15/97/3e/ ended 10/31/97          0.97%          0.80%

CORE FIXED INCOME

  Institutional Shares               1/15/94/4a/ 10/31/97                7.08%          6.50%

                                        11/1/96  one year ended
                                                 10/31/97                9.19%          8.78%

  Administration Shares              2/28/96/4b/ ended 10/31/97          7.45%          7.05%

                                        11/1/96  one year ended
                                                 10/31/97                8.92%          8.52%

  Service Shares                     3/13/96/4b/ ended 10/31/96          8.31%          7.93%

                                        11/1/96  one year ended          8.65%          8.25%
                                                 10/31/97

  Class A Shares                     5/1/97/4c/  ended 10/31/97/4c/
   assumes 4.5% sales charge                                            2.10%          1.78%
   assumes no sales charge                                              6.94%          6.61%

  Class B Shares                     5/1/97/4c/  ended 10/31/97         6.63%          6.42%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------

  Class C Shares                     8/15/97/4d/ ended 10/31/97                  2.74%          2.64%

GLOBAL INCOME FUND5c

  Class A Shares                     8/2/91/5a/  ended 10/31/97
     assumes 4.5% sales charge                                                   7.49%          7.15%
     assumes no sales charge                                                     8.28%          7.94%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.76%          4.31%
     assumes no sales charge                                                     9.66%          9.20%
                                        11/1/92  five years ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   7.20%          6.85%
     assumes no sales charge                                                     8.19%          7.83%

  Class B Shares                     5/1/96/5b/  ended 10/31/97                 10.27%          9.84%

                                        11/1/96  one year ended                  9.04%          8.63%
                                                 10/31/97

  Institutional Shares               8/1/95/5d/  ended 10/31/97                 11.75%         11.28%

                                        11/1/96  one year ended                 10.26%          9.83%
                                                 10/31/97

  Service Shares                     8/2/91/5e/  ended 10/31/97                  8.28%          7.97%

                                        11/1/96  one year ended                  9.66%          9.38%
                                                 10/31/97

                                        11/1/92  five years ended                8.19%          7.87%
                                                 10/31/97

  Class C Shares                     8/15/97/5f/ ended 10/31/97                  3.03%          2.96%

MUNICIPAL INCOME FUND

  Class A Shares                     7/20/93/6a/ ended 10/31/97
     Assumes 4.5% sales charge                                                   5.04%          4.06%
     assumes no sales charge                                                     6.18%          5.18%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.29%          3.50%
     assumes no sales charge                                                     9.23%          8.40%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------


  Class B Shares                     5/1/96/6b/  ended 10/31/97                  8.63%          8.02%

                                        11/1/96  one year ended
                                                 10/31/97                        8.48%          7.92%

  Class C Shares                     8/15/97/6c/ ended 10/31/97                  1.75%          1.61%

Institutional Shares                 8/15/97/6c/ ended 10/31/97                  2.10%          1.50%

Service                                 7/20/93  ended 10/31/97                  6.17%          5.23%

                                        11/1/96  one year ended                  9.18%          8.60%
                                                 10/31/97

GOVERNMENT INCOME FUND

  Class A Shares                     2/10/93/7a/ ended 10/31/97
     assume 4.5% sales charge                                                    6.10%          3.84%
     assumes no sales charge                                                     7.14%          4.85%

                                        11/1/96  one year ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   3.80%          2.45%
     assumes no sales charge                                                     8.72%          7.30%

  Class B Shares                     5/1/96/7b/  ended 10/31/97                  8.59%          7.36%

                                        11/1/96  one year ended                  7.96%          6.82%
                                                 10/31/97

  Class C Shares                     8/15/97/7c/ ended 10/31/97                  2.72%          2.49%

  Institutional Shares               8/15/97/7c/ ended 10/31/97                  2.94%          2.72%

  Service Shares                     2/10/93/7c/ ended 10/31/97                  7.13%          4.91%

                                        11/1/96  one year ended                  8.67%          7.55%
                                                 10/31/97

HIGH YIELD FUND

  Class A Shares                     8/1/97/8a/  ended 10/31/97
     assumes 4.5% sales charge                                                  (3.06%)        (3.21%)
     assumes no sales charge                                                     1.50%          1.35%

  Class B Shares                     8/1/97/8a/  ended 10/31/97                  1.31%          1.21%

  Class C Shares                     8/15/97/8b/ ended 10/31/97                  1.46%          1.38%

  Institutional Shares               8/1/97/8a/  ended 10/31/97                  1.58%          1.48%

  Service Shares                     8/1/97/8a/  ended 10/31/97                  1.46%          1.36%

_____________________________

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

1b Administration Shares of Adjustable Rate Government Fund commended operations on April 15, 1993.

1c Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.

1d Class A shares of Adjustable Rate Government Fund commenced operations on May 12, 1995.

2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996.Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.

3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.

3d Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B shares have not completed a full 12 months of operation as of October 31, 1997.

3e Class C Shares of Short Duration Tax-Free Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

4a Institutional Shares of Core Fixed Income commenced operations on January 5, 1994.

4b Administration Shares of Core Fixed Income commenced operations on February 28, 1996. Service Shares of Core Fixed Income commenced operations on March 13, 1996.

4c Class A and Class B Shares of Core Fixed Income commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

4d Class C Shares of Core Fixed Income commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

5a     Class A Shares of Global Income Fund commenced operations on August 2,
       1991.

5b     Class B Shares of Global Income Fund commenced operations on May 1, 1996.

5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

5d Institutional Shares of Global Income Fund commenced operations on August 1, 1995.

5e     Service Shares of Global Income Fund commenced operations on March 12,
       1997.

5f Class C Shares of Global Income Fund commenced operations August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

6a     Class A shares of Municipal Income Fund commenced operations on July 20,
       1993.

6b     Class B Shares of Municipal Income Fund commenced operations on May 1,
       1996.

6c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997.

7a Class A, Shares of Government Income Fund commenced operations on February 10, 1993.

7b     Class B Shares of Government Income Fund commenced operations on May 1,
       1996.

7c Class C, Institutional and Service Shares of the Government Income Fund commenced operations on August 15, 1997.

8a Class A, Class B, Institutional and Service Shares, Shares of High Yield Fund commenced operations on August 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return Since Class A, Class B, Institutional and Service Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.

8b Class C Shares of High Yield Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.


The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc.,  Donaghues Money Fund Report,  Barron's, The Wall
-------------------------   ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION

     As stated in the Prospectus, the Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers), Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the institution involved, and may be different for different institutions. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and other institutions and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.


     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are redeemed at their net asset value as next determined after receipt of the purchase or redemption order.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder may incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1997 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Fund's Annual Report are incorporated herein by reference.



                                 [End of Page]

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS



     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
--------------------------

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give information about the account.

RIGHT OF ACCUMULATION - (CLASS A)
---------------------------------

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectus.

STATEMENT OF INTENTION - (CLASS A)
----------------------------------

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

OFFERING PRICE OF CLASS A SHARES
--------------------------------

     Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds are sold at a maximum sales charge of 4.5%, Adjustable Rate Government Fund at 1.5% and Short Duration Government and Short Duration Tax-Free Funds at 2%. Using the offering price as of October 31, 1997, the maximum offering price of the Class A shares of each Fund's shares then in existence would be as follows:

                                        Net Asset            Maximum             Offering Price
                                         Value             Sales Charge             to Public
                                     ----------------  --------------------  -----------------------

Adjustable Rate Government                     $ 9.88                 $0.15                   $10.03
Municipal Income                                14.99                  0.71                    15.70
Government Income                               14.59                  0.68                    15.27
Global Income                                   15.10                  0.71                    15.81
Short Duration Government                        9.88                  0.20                    10.08
Short Duration Tax-Free                         10.08                  0.21                    10.29
Core Fixed Income                               10.06                  0.47                    10.53
High Yield                                       9.97                  0.47                    10.44



                         DISTRIBUTION AND SERVICE PLANS


  Distribution and Service Plans.  As described in the Prospectus, the Trust has
  ------------------------------
adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans

(each a "Plan") pursuant to Rule 12b-1 under the Act. See "Distribution and Service Plans" in the Prospectus.

  The Plans for each Fund were most recently approved on July 22, 1998 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

  The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund. Currently, Goldman Sachs has voluntarily agreed to limit such fees to 0.60% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

  Under the Plans for Class A (Global Income Fund only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 1999 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust may be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

For the fiscal years ended October 31, 1997, 1996 and 1995, each Fund paid Goldman Sachs the following distribution fees under the Class A Plans:





                                                   1997              1996                1995
                                             ----------------  -----------------  ------------------
Adjustable Rate Government
  With fee waivers                                         $0                 $0                  $0
  Without fee waivers                                  81,928             30,905              17,967

Municipal Income
  with fee waivers                                          0                  0              70,023
  without fee waivers                                 143,712            131,925             195,152

Government Income
  with fee waivers                                           0                  0              25,630
  without fee waivers                                  125,705             73,949              76,499

Global Income
  with fee waivers                                     382,046            493,170             645,259
  without fee waivers                                  454,906            549,164           1,257,211

Core Fixed Income(1)
  with fee waivers                                          0
  without fee waivers                                   4,437               N/A                 N/A

Short Duration Government(1)

  with fee waivers                                          0
  without fee waivers                                   3,709               N/A                 N/A

Short Duration tax-free(1)
  with fee waivers                                          0
  without fee waivers                                   2,364               N/A                 N/A

High Yield(2)
  with fee waivers                                          0
  without fee waivers                                 152,945               N/A                 N/A


______________________

1 Class A Shares of the Core Fixed Income, Short Duration Government and Short Duration tax-free Funds commenced operations on May 1, 1997.


2    High Yield Fund commenced operations on August 1, 1997.


     During the fiscal year ended October 31, 1997, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Government Income, Municipal Income, Global Income Short Duration Government, Short Duration tax-free, Core Fixed Income, and High Yield Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).



                                       Compensation                       Printing and       Preparation
                                       and Expenses                        Mailing of            and
                                          of the          Allocable      Prospectuses to    Distribution
                                        Distributor       Overhead,        Other than         of Sales
Fiscal Year ended   Compensation to    and its Sales    Telephone and        Current       Literature and
 October 31, 1997       Dealers          Personnel     Travel Expenses    Shareholders       Advertising
-----------------   ---------------    -------------   ---------------   ---------------   --------------
Adjustable Rate
 Government(1)            N/A               N/A              N/A               N/A               N/A

Municipal Income(1)       N/A               N/A              N/A               N/A               N/A

Government Income(1)      N/A               N/A              N/A               N/A               N/A

Global Income          $126,000           $88,000         $109,000           $15,000           $38,000

Short Duration
 Government(1)            N/A               N/A              N/A               N/A               N/A

Short Duration
 Tax-free(1)              N/A               N/A              N/A               N/A               N/A

Core Fixed
 Income(1)                N/A               N/A              N/A               N/A               N/A

High Yield(1)             N/A               N/A              N/A               N/A               N/A

_________________________

1 For the period presented, Goldman Sachs waived the 0.25% 12b-1 fee for these Funds. As no distribution expenses were incurred during this period, no expenses are reflected above.

     For the fiscal years ended October 31, 1997 and October 31, 1996 (no Class B Shares were outstanding as of October 31, 1995), each Fund paid Goldman Sachs the following distribution fees under the Class B Plans:



                                                       1997                       1996
                                             -------------------------  ------------------------
Municipal Income
  with fee waivers                                              $6,660                       378
  without fee waivers                                            6,660                       378

Government Income
  with fee waivers                                              25,662                       332
  without fee waivers                                           25,662                       332

Global Income
  with fee waivers                                              10,696                       374
  without fee waivers                                           10,696                       374

Core Fixed Income(1)
  with fee waivers                                               1,016                       N/A
  without fee waivers                                            1,016                       N/A

Short Duration Government(1)
  with fee waivers                                               1,363                       N/A
  without fee waivers                                            1,704                       N/A

Short Duration Tax-Free(1)
  with fee waivers                                                 149                       N/A
  without fee waivers                                              186                       N/A

High Yield(2)
  with fee waivers                                               10,016                      N/A
  without fee waivers                                            10,016                      N/A


________________________

(1) Class B Shares of Core Fixed Income, Short Duration and Short Duration Tax-Free commenced operations on May 1, 1997.

(2)  High Yield Fund commenced operations on August 1, 1997.


     During the fiscal year ended October 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).



                                     Compensation
                                         and                                               Preparation
                                       Expenses                        Printing and            and
                                        of the         Allocable        Mailing of         Distribution
                                     Distributor       Overhead,       Prospectuses          of Sales
  Fiscal Year                          and its         Telephone       to Other than        Literature
 ended             Compensation         Sales          and Travel         Current              and
October 31, 1997    To Dealers        Personnel         Expenses       Shareholders        Advertising
----------------  ---------------  ----------------  --------------  -----------------  ------------------
Adjustable Rate
 Government                N/A              N/A              N/A               N/A                N/A

Municipal Income           $5,534(1)        N/A              N/A               N/A                N/A

Government
 Income                   $20,309(1)        N/A              N/A               N/A                N/A

Global Income              $8,575(1)        N/A              N/A               N/A                N/A

Short Duration
 Government
 Fund(2)                      862(1)        N/A              N/A               N/A                N/A

Short Duration
 Tax-Free
 Fund(2)                N/A                 N/A              N/A               N/A                N/A

Core Fixed
 Income Fund(2)               605(1)        N/A              N/A               N/A                N/A

High Yield
 Fund(3)                    3,626(1)        N/A              N/A               N/A                N/A

_______________________

(1) Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

(2) Class B Shares for Core Fixed Income, Short Duration Government and Short Duration Tax-Free Funds commenced operations on May 1, 1997.

(3) High Yield Fund commenced operations on August 1, 1997.


     For the fiscal year ended October 31, 1997, each Fund paid Goldman Sachs the following amounts under the Class C Plans:


                                                                               1997(1)
                                                                       -----------------------
Municipal Income
  with fee waivers                                                                        $40
  without fee waivers                                                                      40

Government Income
  with fee waivers                                                                        827
  without fee waivers                                                                     827

Global Income
  with fee waivers                                                                        285
  without fee waivers                                                                     285

Core Fixed Income
  with fee waivers                                                                        145
  without fee waivers                                                                     145

Short Duration Government
  with fee waivers                                                                         83
  without fee waivers                                                                      83

Short Duration tax-free
  with fee waivers                                                                         12
  without fee waivers                                                                      12

High Yield
  with fee waivers                                                                      1,296
  without fee waivers                                                                   1,296

________________________



(1)  Class C Shares of each Fund commenced operations on August 15, 1997.

     During the fiscal year ended October 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).


                                                                           Printing and
                                                           Allocable        Mailing of
                                         Compensation      Overhead,     Prospectuses to      Preparation and
                                       and Expenses of     Telephone        Other than        Distribution of
 Fiscal Year ended   Compensation to   the Distributor    and Travel         Current         Sales Literature
 October 31, 1997        Dealers        and its Sales      Expenses        Shareholders       and Advertising
 -----------------   ---------------   ----------------   -----------    ---------------     ----------------

Municipal Income                 $175(1)               N/A            N/A                 N/A                  N/A

Government Income               2,004(1)               N/A            N/A                 N/A                  N/A

Global Income                   1,082(1)               N/A            N/A                 N/A                  N/A

Short Duration
 Government Fund                  237(1)               N/A            N/A                 N/A                  N/A

Short Duration
 Tax-Free Fund                     33(1)               N/A            N/A                 N/A                  N/A

Core Fixed Income                 585(1)               N/A            N/A                 N/A                  N/A
 Fund

High Yield Fund(2)              3,508(1)               N/A            N/A                 N/A                  N/A

_______________________

(1) Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

(2) High Yield Fund commenced operations on August 1, 1997.


     For the fiscal years ended October 31, 1997 and October 31, 1996 Goldman Sachs received service fees from the Funds pursuant to the service plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares which totaled:


                                               Class A                              Class B             Class C*
                              -------------------------------------------------------------------------------------
                                   1997          1996           1995          1997          1996          1997
                                   ----          ----           ----          ----          ----          ----
Adjustable
 Rate  Government                 $81,928        $30,905        $17,967            N/A         N/A              N/A

Municipal Income                  143,714        131,925         55,106         $2,222        $126              $13

Government Income                 125,744         74,060         25,239          8,546         111              273

Global Income                     454,817        549,164        281,949          3,565         125               95

Core Fixed Income(1)                4,437            N/A            N/A            346         N/A               49

Short Duration
 Government(1)                      3,709            N/A            N/A            568         N/A               36

Short Duration
 Tax-Free(1)                        2,364            N/A            N/A             62         N/A                4

High Yield(2)                     152,941            N/A            N/A          3,342         N/A              432

-----------------------
1    Class A and Class B Shares commenced operations on May 1,
     1997.

2    High Yield Fund commenced operations on August 1, 1997.


*    No Class C Shares were outstanding as of October 31, 1995 and 1996.

                                  APPENDIX A

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------------
     /1/ The description of the following ratings are believed to be the most recent available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

     BA:   Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of one year, unless explicitly noted.

                 Description of Ratings of State and Municipal
                               Commercial Paper
                    ---------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's three highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a strong capacity to meet the financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to meet the financial commitment on the obligation. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligtor.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics with respect to the capacity meet the financial commitment on the obligation. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less vulnerability to non-payment than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligtor's inadequate capacity to meet the financial commitment on the obligation.

     B:   Bonds and debt rated B are more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

     CCC: Bonds and debt rated CCC is currently vulnerable to non-payment, and are dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to meet its financial commitment on the obligation.

     CC: The rating CC is typically applied to bonds and debt that are currently highly vulnerable to non-payment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments on this obligation are continued.

     D: Bonds and debt rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R    This rating is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1 Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B-   Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

     D - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                 FITCH IBCA, INC.
Bond Ratings
------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment at financial commitments, which is unlikely to be adversely affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds rated A are considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity of timely payment of financial commitments.

     BBB: Bonds rated BBB are considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds are considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. The Fitch IBCA ratings from and including "AA" to "b" may be modified by the addition of a plus or minus sign.

Investment Grade Short-Term Ratings
-----------------------------------

     Fitch IBCA's short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations or up to three years for U.S. public finance securities.

F 1: Highest Credit Quality. Issues assigned this rating reflect the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F 2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues assigned F 1 ratings.

F 3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because economic conditions. However, risk factors are more variable and greater in periods of stress.

     A+, A, A-: Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     D:   Defaulted debt obligation.


Commercial Paper/Certificates of Deposits
-----------------------------------------

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5:      Issuer failed to meet scheduled principal and/or interest payments.


Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $178 billion as of November, 1997.

 .    With thirty-four offices worldwide Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1993-
     1996.

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).



*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      Goldman Sachs opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs increases assets under management by 100% over 1996

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                             ADMINISTRATION SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
               GOLDMAN SACHS CORE FIXED INCOME FIXED INCOME FUND

                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606


  This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Administration Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fixed Income, each dated March 1, 1998, as revised September 1, 1998, and as may be further amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Administration Shares for the benefit of their customers, or from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

   Introduction                                                 B-3
   Investment Objectives and Policies                           B-4
   Other Investment Objectives and Practices                    B-12
   Investment Restrictions                                      B-67
   Management                                                   B-70
   Portfolio Transactions                                       B-91
   Shares of the Trust                                          B-95
   Net Asset Value                                              B-101
   Taxation                                                     B-103
   Performance Information                                      B-116
   Other Information                                            B-135
   Financial Statements                                         B-137
   Administration Plan                                          B-138
   Appendix A                                                   A-1
   Appendix B                                                   B-1

The date of this Additional Statement is March 1, 1998, as revised September 1, 1998.

GOLDMAN SACHS ASSET MANAGEMENT                     GOLDMAN, SACHS & CO.
Adviser to Goldman Sachs                           Distributor
  Short Duration Tax-free Fund                     85 Broad Street
  And Goldman Sachs Core Fixed                     New York, New York 10004
  Income Fund
One New York Plaza
New York, New York 10004

GOLDMAN SACHS FUNDS                                GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                                   Transfer Agent
Adviser to Goldman Sachs                           4900 Sears Tower
 Adjustable Rate Government Fund                   Chicago, Illinois 60606
 And Goldman Sachs Short Duration
 Government Fund
One New York Plaza
New York, New York 10004


                         Toll Free .......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end Management Investment Company. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund"). Adjustable Rate Government Fund, Core Fixed Income, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income are each authorized to issue six classes of shares: Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Government Fund is authorized to issue four classes of shares:
Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fixed Income, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

     EXPERIENCED MANAGEMENT.  Successfully creating and managing a diversified
     ----------------------
portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE GOVERNMENT FUND AND SHORT DURATION GOVERNMENT FUND

     Adjustable Rate Government Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     HIGH CURRENT INCOME.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short

Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

     RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will always be successful.

     PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

     Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government

Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

     Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

        . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

        . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

        . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

        . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FIXED INCOME

     Core Fixed Income is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     Core Fixed Income's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed Income's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A SOPHISTICATED INVESTMENT PROCESS.  Core Fixed Income will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed- income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income's investment portfolio. In determining Core Fixed Income's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

GLOBAL INCOME FUND

     Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

     High Yield Fund's Investment Process.  GSAM starts the investment process
     -------------------------------------
with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  Over the past decade, high
     ---------------------------------------------
yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                   OTHER INVESTMENT OBJECTIVES AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

     Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

     Adjustable Rate, Short Duration Government, Core Fixed Income Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     ADJUSTABLE RATE MORTGAGE LOANS ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.

Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real

Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in both
     --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a

"tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fixed Income, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                     --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitiized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Core Fixed Income, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield

Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL  APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core Fixed Income Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     TRUST PREFERREDS.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     HIGH YIELD SECURITIES.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, inc. and Duff & Phelps.

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of Fixed-Income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield Fixed-Income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Fixed Income may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core Fixed Income Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER  PARTICIPATION
     ------------------------------------------------------------------------
INTERESTS.  The Core Fixed Income, High Yield, Municipal Income, and Short-
---------
Duration Tax-Free Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core Fixed Income, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     MUNICIPAL NOTES.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Fixed Income may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     TENDER OPTION BONDS.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  The Core Fixed Income, High Yield, Municipal
     -----------------------
Income and Short Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     INSURANCE.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     CALL RISK AND REINVESTMENT RISK.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core Fixed Income, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers usually involve currencies of foreign countries, and since Core Fixed Income, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core Fixed Income, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, High Yield Fund or Global Income Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, High

Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     MARKET CHARACTERISTICS.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Core Fixed Income High Yield
     -------------------------------------------
and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fixed Income may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Fixed Income Incomes may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Fixed Income enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Fixed Income anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Fixed Income may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Fixed Income will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Global Income, High Yield and Core Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Fixed Income may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Fixed Income Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core Fixed Income and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core Fixed Income and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core Fixed Income and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, credit swaps, caps, floors and collars. In addition, Core Fixed Income, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claimspaying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fixed Income or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Fixed Income and High Yield Funds may purchase call options on currency to seek to increase total return when the

Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core Fixed Income, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fixed Income may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Fixed Income may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Fixed Income Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Fixed Income Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Fixed Income would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Fixed Income for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards or trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core

Fixed Income High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In addition to bona fide hedging definition, a CFTC regulation permits the Funds to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

MORTGAGE DOLLAR ROLLS

     The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4/(2)/ of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or its affiliates.

     The Core Fixed Income, High Yield and Global Income Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Core Fixed Income, High Yield and Global Income Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for investment purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority as defined in the Act of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See Investment Objectives and Policies in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations;

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 13% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) for each Fund other than Core Fixed Income, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

    (6)(b) in the case of the Core Fixed Income, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition, to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of Shareholders.

A Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Ashok N. Bakhru, 56                  Chairman             Executive Vice President - Finance and
1325 Ave. of the Americas            & Trustee            Administration and Chief Financial
New York, NY  10019                                       Officer, Coty Inc. (since April 1996);
                                                          President, ABN Associates (July 1994
                                                          -March 1996); Senior Vice President of
                                                          Scott Paper Company (until June 1994);
                                                          Director of Arkwright Mutual Insurance
                                                          Company (1994-Present); Trustee of
                                                          International House of Philadelphia
                                                          (1989-Present); Member of Cornell
                                                          University Council (1992-Present);
                                                          Trustee of the Walnut Street Theater
                                                          (1992-Present).

*David B. Ford, 52                   Trustee              Director, Commodities Corp. LLC (since
One New York Plaza                                        April 1997); Managing Director, J. Aron
New York, NY  10004                                       & Company (since November 1996);
                                                          Managing Director,. Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respecti-vely); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Douglas C. Grip, 36                 Trustee              Managing Director, Goldman, Sachs & Co.
One New York Plaza                   & President          Asset Management Division (since
New York, NY  10004                                       November 1997); President, Goldman Sachs
                                                          Fund Group(since April 1996); President,
                                                          MFS Retirement Services Inc., of
                                                          Massachusetts Financial Services (prior
                                                          thereto).

*John P. McNulty, 46                 Trustee              Managing Director, Goldman Sachs (since
One New York Plaza                                        1996); General Partner, J. Aron &
New York, NY  10004                                       Company (since November 1995); Director
                                                          and Co-Head, Goldman Sachs Funds
                                                          Management Inc. (since November 1995);
                                                          Director, Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Director, Global Capital Reinsurance
                                                          (since 1989); Trustee, Goldman Sachs
                                                          Trust for Credit Unions (since January
                                                          1996); Director, Commodities Corp. LLC
                                                          (since April 1997); Limited Partner of
                                                          Goldman, Sachs & Co.(1994 - November
                                                          1995).

Mary P. McPherson, 63                Trustee              Vice President and Senior Program
The Andrew W. Mellon Foundation                           Officer, The Andrew W. Mellon Foundation
140 East 62nd Street                                      (since October 1997); President Emeritus
New York, NY  10021                                       of Bryn Mawr College (1978-1997);
                                                          Director of Josiah Macy, Jr. Foundation
                                                          (since 1977); Director of the
                                                          Philadelphia Contribution-ship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          1993); and member of PNC
                                                          Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Limited Partner, Goldman, Sachs &
One New York Plaza                                        Co.(since 1994); Consultant to Goldman
New York, NY  10004                                       Sachs Asset Management (since 1994);
                                                          Director, Chief Operating Officer and
                                                          Vice President of Goldman Sachs Funds
                                                          Management, Inc. (from November 1993 -
                                                          November 1994); President and Chief
                                                          Operating Officer, GSAM - Japan Limited
                                                          (November 1993 - November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman, Sachs &
                                                          Co. Investment Banking (December 1986 -
                                                          November 1994).

Jackson W. Smart, Jr. 68             Trustee              Chairman, Executive Committee, First
One Northfield Plaza Suite 218                            Commonwealth, Inc. (a managed dental
Northfield, IL  60093                                     care company) (since January 1996);
                                                          Chairman and Chief Executive Officer,
                                                          MSP Communications Inc. (a company
                                                          engaged in radio broadcasting) (November
                                                          1988 - December 1997); Director, Federal
                                                          Express Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Director, Walgreen Co. (a retail drug
701 Morningside Drive                                     store business) (since April 1998);
Lake Forest, IL  60045                                    Director of Baker, Fentress & Co. (a
                                                          closed-end, non-diversified management


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

                                                          investment company) (April
                                                          1992 - present); Trustee, Northern
                                                          Institutional Funds (since April 1984).

Richard P. Strubel, 59               Trustee              Managing Director, Tandem Partners, Inc.
737 N. Michigan Ave., Suite 1405                          (since 1990); Director of Kaynar
Chicago, IL  60611                                        Technologies Inc. (since March 1997);
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a diversi-fied
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).

*Nancy L. Mucker, 49                 Vice                 Vice President, Goldman, Sachs & Co.
4900 Sears Tower                     President            (since April 1985); Co-Manager of
Chicago, IL  60606                                        Shareholder Servicing of GSAM (since
                                                          November 1989).


*John M. Perlowski, 34               Treasurer            Vice President, Goldman, Sachs & Co.
One New York Plaza                                        Incorporated (since July 1995);
New York, NY  10004                                       Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice                 Vice President of Goldman Sachs Asset
4900 Sears Tower                     President            Management (since April 1997); Vice
Chicago, IL  60606                                        President and General Manager, First
                                                          Data Corporation - Investor Services
                                                          Group (prior thereto).

Jesse Cole, 35                       Vice                 Vice President, GSAM June 1998 to
4900 Sears Tower                     President            Present); Vice President, AIM Management
Chicago, IL  60606                                        Group, Inc. (April 1996-June 1998);
                                                          Assistant Vice President, The Northern
                                                          Trust Company (June 1987-April 1996)


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

Philip V. Giuca , Jr., 36            Assistant            Vice President, Goldman, Sachs & Co.
10 Hanover Square                    Treasurer            (May 1992-Present); Tax Accountant,
New York, NY  10004                                       Goldman, Sachs & Co. (December 1990-May
                                                          1992).

Anne Marcel, 40                      Vice                 Vice President, GSAM (June
4900 Sears Tower                     President            1998-Present); Vice President, Stein Roe
Chicago, IL  60606                                        & Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38              Secretary            General Counsel of the Funds Group of
85 Broad Street                                           Goldman Sachs Asset Management (since
New York, NY  10004                                       December 1997); Associate General
                                                          Counsel of Goldman Sachs Asset
                                                          Management (February 1994 - December
                                                          1997); Vice President and Assistant
                                                          General Counsel of Goldman, Sachs & Co.
                                                          (since June 1992); Counsel to the Funds
                                                          Group, GSAM (June 1992 - December 1997);
                                                          Partner, Hale and Dorr (September 1991 -
                                                          June 1992 - December 1997).

*Howard B. Surloff, 33               Assistant            Assistant General Counsel, Goldman Sachs
85 Broad Street                      Secretary            Asset Management and Associate General
New York, NY  10004                                       Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 32             Assistant            Assistant General Counsel,
85 Broad Street                      Secretary            Goldman Sachs Asset


NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

New York, NY  10004                                       Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant            Legal Products Analyst, Goldman, Sachs &
85 Broad Street                      Secretary            Co. (since June 1993); Funds Compliance
New York, NY  10004                                       Officer, Citibank Global Asset
                                                          Management (August 1991 - June 1993).

 *Deborah A. Farrell, 27             Assistant            Legal Assistant, Goldman, Sachs & Co.
85 Broad Street                      Secretary            (since January 1996); Executive
New York, NY  10004                                       Secretary, Goldman, Sachs & Co. (January
                                                          1994 - January 1996); Legal Secretary,
                                                          Cleary, Gottlieb, Steen and Hamilton
                                                          (September 1990 - January 1994).

*Kaysie P. Uniacke, 37               Assistant            Managing Director, Goldman Sachs Asset
One New York Plaza                   Secretary            Management (since 1997), Vice President
New York, NY  10004                                       and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

NAME, AGE                             POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST             DURING PAST 5 YEARS
-----------                           ----------           ----------------------

*Elizabeth D. Anderson, 29           Assistant            Portfolio Manager, GSAM (since April
One New York Plaza                   Secretary            1996); Junior Portfolio Manager, Goldman
New York, NY  10004                                       Sachs Asset Management (1995 - April
                                                          1996); Funds Trading Assistant, GSAM
                                                          (1993 - 1995); Compliance Analyst,
                                                          Prudential Insurance (1991 - 1993).



          The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 1, 1998, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1997:

                                                          Retirement             Total
                                     Pension or            Benefits           Compensation
                                      Aggregate           Accrued as          from Goldman
                                    Compensation           Part of            Sachs Trust
                                      from the             Trust's           (including the
                                       Funds/1/            Expenses             Funds)/2/
                                       -------             --------             --------

Name of Trustees
Ashok N. Bakhru                          $4,688                $0                 $93,750
David B. Ford                                 0                 0                       0
Douglas C. Grip                               0                 0                       0
Mary P. McPherson                         3,525                 0                  70,500
Alan A. Shuch                                 0                 0                       0
Jackson W. Smart                          3,525                 0                  70,500
William H. Springer                       3,525                 0                  70,500
Richard P. Strubel                        3,525                 0                  70,500

-------------------------

/1/ Reflects amount paid by Goldman Sachs Trust, a Delaware business trust, during fiscal year ended October 31, 1997.

/2/ Goldman Sachs Trust consisted of 36 mutual funds, including eight fixed-income Funds, on October 31, 1997.

                              INVESTMENT ADVISERS
                              -------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fixed Income pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $4.6 billion in tax-free securities in 1997, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund and Core Fixed Income from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non- exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed- income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel

Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' professionals expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non- interested Trustees"), on April 22, 1998. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1999 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     Pursuant to the Management Agreements, the Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, the Advisers are voluntarily limiting their management fees for certain Funds to the annual rates (which are effective September 1, 1998) also listed below:

                                        Management            Management Fee
                                         Fee with             without
                   Fund                 Limitations         Limitations
                   ----                 -----------         -----------

GSAM
  Municipal Income                           .50%               .55%
  Government Income                          .54%               .65%
  Short Duration Tax-Free                    .35%               .40%
  Core Fixed Income                          .40%               .40%
  High Yield                                 .70%               .70%

GSFM
  Short Duration Government                  .50%               .50%
  Adjustable Rate Government                 .40%               .40%

GSAMI
  Global Income                              .65%               .90%

     With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1997, 1996 and 1995, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                  1997          1996           1995
                                  ----          ----           ----

Adjustable Rate Government      $2,293,118    $2,535,709     $2,947,492
Short Duration Government/(1)/     422,632       411,360        517,091
Short Duration Tax-Free            144,157       169,796        260,970
Core Fixed Income                  334,580       246,568        137,158
Global Income/(2)/(5)/            1,415,050     1,117,226        706,460
Government Income/(3)/(5)/          134,628        74,060         44,037
Municipal Income/(4)/              320,868       211,283        154,707
High Yield/(6)/                    407,474         N/A            N/A

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $528,290, $514,200 and $646,364 respectively, for such years.

/(2)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $0, $837,920 and $1,412,921, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $2,158,925 for the year ended October 31, 1997 and $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(3)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $350,034, $148,120 and $101,737 respectively, for such years.

/(4)/ Had expense limitations not been in effect for the year ended October 31, 1995, Municipal Income Fund would have paid advisory fees of $200,207 for the year.

/(5)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

/(6)/ High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $438,819 for the period.

       The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

       Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER  ACCOUNTS MANAGED
     --------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Fixed Income Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal year ended October 31, 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                     1997          1996             1995
                                     ----          ----             ----

Adjustable Rate Government/(1)/    $  156,000     $79,000         $40,000
Municipal Income/(2)/                  57,000      24,900          48,000
Government Income/(2)/                193,000      17,300          22,000
Global Income/(2)/                    176,000      52,600          15,000
Short Duration Government/(3)/         63,000        N/A              N/A
Short Duration Tax-Free/(3)/            6,000        N/A              N/A
Core Fixed Income/(3)/                 14,000        N/A              N/A
High Yield/(3)/                     3,194,000        N/A              N/A

_____________________

/(1)/ The Adjustable Rate Government Fund does not offer Class B and C Shares. /(2)/ Prior to May 1, 1996 and August 15, 1997, the Municipal Income,
       Government Income and Global Income Funds did not offer Class B and Class C Shares respectively.

/(3)/ Prior to May 1, 1996 and August 15, 1997, Short Duration, Short Duration Tax-Free, and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield

       Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1997, 1996 and 1995 from each Fund then in existence as follows under the fee schedules then in effect:

Fund                                    1997            1996          1995
----                                    ----            ----          ----

Adjustable Rate Government             $272,449       $278,337      $306,662
Short Duration Government                77,989              0             0
Short Duration Tax-Free                  61,185         16,980        26,098
Core Fixed Income                        85,882         24,657        13,716
Global Income                           106,886        121,212       106,764
Municipal Income                        152,152         90,284        63,695
Government Income Fund                  163,181         72,237        94,095
High Yield Fund/(1)/                     27,280          N/A           N/A

________________________

/(1)/  High Yield Fund commenced operations on August 1, 1997.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution and service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution and service plans, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of each Fund's average daily net assets (effective September 1, 1998):

Adjustable Rate Government Fund                 0.05%
Short Duration Government Fund                  0.00%
Municipal Income Fund                           0.00%
Government Income Fund                          0.00%
Short Duration Tax-Free Fund                    0.00%
Core Fixed Income                               0.10%
Global Income Fund                              0.00%
High Yield Fund                                 0.02%

     Such reductions or limits are calculated monthly on a cumulative basis. The Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, "Other Expenses" of each Fund were reduced by the Advisers in the following amounts under fee expense limitations that were then in effect:

                                       1997             1996            1995
                                       ----             ----            ----

Adjustable Rate Government           $191,739         $386,863        $551,405
Short Duration Government             285,329          169,069         219,994
Short Duration Tax-Free               282,291          238,097         213,139
Core Fixed Income                     311,343          233,065         176,469
Municipal Income                      299,884          238,203         196,265
Government Income                     364,989          219,091         242,036
Global Income                         223,969          337,079          70,195
High Yield*                           200,097            N/A             N/A

______________________

*    High Yield Fund commenced operations on August 1, 1997.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                                 PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fixed Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal year ended October 31, 1995, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:

                                                                   Total                     Total                 Brokerage
                                                                 Brokerage                 Amount of              Commissions
                                              Total             Commissions               Transaction                Paid
                                            Brokerage             Paid to                  on which               to Brokers
                                           Commissions          Affiliated                Commissions              Providing
                                              Paid                Persons                    Paid/3/               Research
                                           ===========        ===============        =====================        ===========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                          $108,000        $108,000(100%)/1/        $2,121,317,579(100%)/2/            N/A

Short Duration Government Fund                  24,000          24,000(100%)/1/           447,205,928(100%)/2/            N/A

Short Duration Tax-Free Fund                     1,000           1,000(100%)/1/             8,559,280(100%)/2/            N/A

Core Fixed Income Fund                           4,000           4,000(100%)/1/            43,548,299(100%)/2/            N/A

Government Income Fund                           1,200           1,200(100%)/1/            24,437,288(100%)/2/            N/A

Municipal Income Fund                            2,750           2,750(100%)/1/            51,101,625(100%)/2/            N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1997, the Funds then in existence paid brokerage commissions as follows:

                                                              Total                    Total                Brokerage
                                                            Brokerage                Amount of             Commissions
                                           Total           Commissions              Transaction               Paid
                                         Brokerage           Paid to                 on which              to Brokers
                                        Commissions        Affiliated               Commissions             Providing
                                           Paid              Persons                   Paid/3/              Research
                                        ===========      ===============        ===================        ===========

Fiscal Year Ended
October 31, 1997:

Adjustable Rate Fund                        $61,000       $61,000(100%)/1/        $739,605,010(100%)/2/          N/A

Short Duration Government Fund               19,000        19,000(100%)/1/         494,733,847(100%)/2/          N/A

Core Fixed Income Fund                        3,000         3,000(100%)/1/           8,429,994(100%)/2/          N/A

Government Income Fund                        2,400         2,400(100%)/1/          26,765,840(100%)/2/          N/A

Municipal Income Fund                         1,800         1,800(100%)/1/         33,112,625(100%)/2/           N/A

_______________________________

1       Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3       Refers to Market Value of Futures Contracts.

During the fiscal year ended October 31, 1997, the Funds acquired and sold securities of their regular broker-dealers: Smith Barnery, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Dresdner Bank, Sanwa Securities, J.P. Morgan & Co., Inc., Bear Stearns & Co., Nomura Securities and Morgan Stanley & Co.

     At October 31, 1997, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($1,350), Nomura Securities ($1,680) and Bear Stearns ($1,680); Global Income: Morgan Stanley ($681); Adjustable Rate Government Fund: Lehman Brothers, Inc. ($1,856), Bear Stearns ($2,310) and Nomura Securities ($2,310); Government Income Fund: Lehman Brothers, Inc. ($6,209), Nomura Securities ($7,200), Bear Stearns ($7,200); Salomon Brothers ($959); J.P. Morgan & Co. ($523); Morgan Stanley & Co. ($523) and Merrill Lynch ($2,240); Core Fixed Income: Lehman Brothers, Inc. ($7,143), Nomura Securities ($8,100), Bear Stearns ($8,100), J.P. Morgan ($1,046) and Morgan Stanley & Co. ($943). High Yield Fund: Bear Stearns ($2,580) and Lehman Brothers, Inc. ($2,073).

                                 SHARES OF THE TRUST

     The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Government Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield Fund: Institutional Shares,

Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1997, no Service Shares of the Adjustable Rate Government Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

     Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of February 1, 1998, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund -- First Trust of New York, 100 Wall Street, Suite 1600, New York, NY (14.19%); State Treasurer/Nebraska Investment Council, 841 "O" Street, Suite 500, Lincoln, NE 68508 (8.08%); First Security Bank of Idaho FBO, Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT 84130 (7.55%); Meadows Foundation Inc., 3003 Swiss Avenue, Dallas, TX 75204 (5.15%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (5.08%); Short Duration Government Fund -- Central Carolina Bank & Trust Co., P.O. Box 931, Durham, NC 27702, (6.10%); State Street Bank & Trust Co., (29.64%); P.O. Box 1992, Boston, MA 02105 (24.69%); Richfield Bank & Trust Co.,
Kirchbak Co., 6625 Lyndale Avenue South, Richfield, MN 55423 (5.50%); Norwest Bank Iowa NA, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (6.65%); Short Duration Tax-Free Fund -- Donald R. Gant, Partner, Goldman, Sachs & Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (15.20%); K-G, Inc., 166 Oak Knoll Terrace, Highland Park, IL 60035 (8.97%); Lafayette American Bank c/o Hubco, 1000 MacArthur Blvd., Mahwah, NJ 07430 (7.34%); Nelda Start, P.O. Box 909, Orange, TX 77631-0909 (6.62%); Government Income Fund -- Frontier Trust Co., Inc. TR, FBO Dade County Public Schools, 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 (5.4%); Core Fixed Income -- Local 234 Electric Workers Retirement Fund, 10300 Merritt Street, Castroville, CA 95012 (5.29%); Vinson and Elkins Pension Plan c/o Banc One, 910 Travis Street, FL 6, Houston, TX 77002-5802 (7.88%); Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252 (25.48%) Norwest Bank Iowa, P.O. Box 1450 NW 8477, Minneapolis, MN 55480 (5.25%); Global Income Fund -- First National Bank North Dakota, P.O. Box 6001, Grand Forks, ND 58206-6001 (5.4%); State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15.9%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on government securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value;
(f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     In addition, portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the time for determining the Fund's net asset value; the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined. Over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core Fixed Income and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

                                    GENERAL
                                    -------

     Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least

90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fixed Income and may therefore make it more difficult for Global Income Fund or Core Fixed Income to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fixed Income generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1997, the Funds had approximately the following amounts of capital loss carry forwards:

                                                      Years of
                                    Amount           Expiration
                                    ------           ----------

Adjustable Rate Government        $49,069,000        2000-2004
Short Duration Government          14,144,000        2002-2004
Short Duration Tax-Free             4,058,000        2002-2003
Municipal Income                      641,973             2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fixed Income or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Fund acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS  DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)/(1)/ with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Short Duration Tax-Free Fund and the Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Government Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free

Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A shares from that class' inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC-approved methodology.

                                     YIELD

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97
ADJUSTABLE RATE GOVERNMENT FUND
  Institutional Shares                                5.98%         5.98%
  Administration Shares                               5.74%         5.74%
  Service Shares/(2)/                                 5.48%         5.48%
  Class A Shares
    (assumes 1.5% sales charge)                       5.64%         5.39%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                6.19%         5.82%
  Administration Shares                               5.93%         5.55%
  Service Shares                                      5.68%         5.31%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.35%         4.82%
  Class C Shares/(5)/                                  N/A           N/A

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                4.09%         3.30%
  Administration Shares                               3.84%         3.05%
  Service Shares                                      3.59%         2.81%
  Class A Shares/(4)/
    (assumes 2.0% sales charge)                       3.77%         2.78%
  Class B Shares/(4)/                                 3.23%         2.28%
  Class C Shares/(5)/                                  N/A           N/A

CORE FIXED INCOME
  Institutional Shares                                6.27%         5.89%
  Administration Shares                               6.03%         5.66%
  Service Shares                                      5.76%         5.38%
  Class A Shares/(4)/
    (assumes 4.5% sales charge)                       5.75%         5.14%
  Class B Shares/(4)/                                 5.27%         4.89%
  Class C Shares/(5)/                                 5.23%         4.82%

GLOBAL INCOME FUND
  Institutional Shares                                5.10%         4.66%
  Service Shares/(2)/                                 4.59%         4.15%
  Class A Shares
    (assumes 4.5% sales charge)                       4.36%         3.95%
  Class B Shares                                      4.02%         3.64%

                                      Investment   SEC 30-Day     Pro-Forma
                      Fund              Period        Yield       Yield/(1)/
                      ----              ------        -----       ----------

                                        30-Days
                                         ended
                                        10/31/97

  Class C Shares/(7)/                                   4.01%         3.63%

                                     YIELD

                                          Investment     SEC 30-Day   Pro-Forma
                      Fund                  Period          Yield     Yield/(1)/
                      ----                  ------          -----     ----------

                                            30-Days
                                             ended
                                            10/31/97
MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares /(6)/                                      N/A          N/A
  Class A Shares                                           4.16%        3.42%
    (assumes 4.5% sales charge)
  Class B Shares                                           3.60%        3.08%
  Class C Shares/(7)/                                      3.61%        2.97%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                                 N/A          N/A
  Service Shares/(6)/                                       N/A          N/A
  Class A Shares
    (assumes 4.5% sales charge)                            5.81%        4.54%
  Class B Shares                                           5.33%        4.26%
  Class C Shares/(7)/                                      5.31%        4.22%

HIGH YIELD FUND/(8)/
  Institutional Shares                                      N/A          N/A
  Service Shares                                            N/A          N/A
  Class A Shares
   (assumes 4.5% sales charge)                              N/A          N/A
  Class B Shares                                            N/A          N/A
  Class C Shares/(7)/                                       N/A          N/A

                               DISTRIBUTION RATE

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97

ADJUSTABLE RATE GOVERMENT FUND
  Institutional Shares                                  6.00%           6.00%
  Administration Shares                                 5.75%           5.75%
  Service Shares/(2)/                                   5.50%           5.50%
  Class A Shares
     assumes no sales charge                            5.75%           5.47%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                  6.15%           5.78%
  Administration Shares                                 5.89%           5.51%
  Service Shares                                        5.65%           5.28%
  Class A Shares/(4)/
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.29%           4.77%
  Class C Shares/(5)/                                   5.13%           4.75%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                  4.04%           3.25%
  Administration Shares                                 3.79%           3.00%
  Service Shares/(4)/                                   3.54%           2.76%
  Class A Shares
     assumes no sales charge                            3.79%           2.79%
  Class B Shares/(4)/                                   3.18%           2.24%
  Class C Shares/(5)/                                   2.99%           2.03%

CORE FIXED INCOME
  Institutional Shares                                  6.15%           5.77%
  Administration Shares                                 5.90%           5.53%
  Service Shares/(4)/                                   5.64%           5.27%
  Class A Shares
     assumes no sales charge                            5.90%           5.27%
  Class B Shares/(4)/                                   5.15%           4.77%
  Class C Shares/(5)/                                   5.10%           4.69%

GLOBAL INCOME FUND
  Institutional Shares                                  5.77%           5.38%
  Service Shares/(2)/                                   5.35%           4.96%

  Class A Shares
     assumes no sales charge                            5.24%           4.81%

                                                       30 Day         Pro-Forma
                                      Investment     Distribution   Distribution
Fund                                    Period          Rate          Rate/(1)/
----                                    ------          ----          -------

                                       30 Days
                                        ended
                                       10/31/97
  Class B Shares                                        4.73%           4.34%
  Class C Shares/(7)/                                   4.77%           4.39%

MUNICIPAL INCOME FUND
  Institutional Shares/(6)/                             4.51%           4.45%
  Service Shares/(6)/                                   4.04%           3.51%
  Class A Shares
     assumes no sales charge                            4.29%           3.52%
  Class B Shares                                        3.54%           3.02%
  Class C Shares/(7)/                                   3.55%           2.92%

GOVERNMENT INCOME FUND
  Institutional Shares/(6)/                             6.32%           5.40%
  Service Shares/(6)/                                   5.84%           4.77%
  Class A Shares
     assumes no sales charge                            6.06%           4.74%
  Class B Shares                                        5.31%           4.24%
  Class C Shares/(7)/                                   5.29%           4.21%

HIGH YIELD FUND/(8)/
  Institutional Shares                                  8.25%           7.87%
  Service Shares                                        7.78%           7.39%
  Class A Shares
     assumes no sales charge                            7.98%           7.35%
  Class B Shares                                        7.21%           6.83%
  Class C Shares/(7)/                                   7.17%           6.78%

                            TAX-EQUIVALENT YIELD/(3)/

                                                                                            Pro-Forma
                                                Investment          Tax-Equivalent        Tax-Equivalent
Fund                                              Period                 Rate                Yield/(1)/
----                                              ------                 ----                ---------

                                                 30 Days
                                                  ended
                                                 10/31/97
SHORT DURATION TAX-FREE FUND/(3)/
   Institutional Shares                                                  6.82%                 5.49%
   Administration Shares                                                 6.40%                 5.07%
   Service Shares                                                        5.98%                 4.66%
   Class A Shares
     assumes no sales charge                                             6.40%                 4.71%
   Class B Shares                                                        5.37%                 3.78%
   Class C Shares                                                        5.05%                 3.42%

MUNICIPAL INCOME FUND/(3)/
   Institutional Shares                                                  7.62%                 7.52%
   Service Shares                                                        6.82%                 5.93%
   Class A Shares
     assumes no sales charge                                             7.25%                 5.95%
   Class B Shares                                                        5.98%                 5.10%
   Class C Shares                                                        6.00%                 4.93%

_______________________________

/(1)/ Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
/(2)/ Service Shares commenced operations on March 27, 1997 for Adjustable Rate Government Fund, and March 12, 1997 for Global Income Fund.
/(3)/ The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels) federal income tax rate.
/(4)/ Class A and B Shares of Short Duration Government, Short Duration Tax-Free and Core Fixed Income commenced operations on May 1, 1997.
/(5)/  Class C Shares commenced operations on August 15, 1997.
/(6)/ Institutional and Service Shares of Municipal Income and Government Income Funds commenced operations on August 15, 1997.
/(7)/  Class C Shares commenced operations on August 15, 1997.
/(8)/  High Yield Fund commenced operations on August 1, 1997.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------

ADJUSTABLE RATE GOVERNMENT FUND

  Institutional Shares                         7/17/91/1a/      ended 10/31/97            5.54%         5.43%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.70%         6.67%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.25%         5.20%

  Administration Shares                        4/15/93/1b/      ended 10/31/97            5.07%         5.02%

                                                                one year ended
                                                  11/1/96       10/31/97                  6.43%         6.40%

  Service Shares                               3/27/97/1c/      ended 10/31/97            3.81%         3.78%

  Class A Shares                               5/12/95/1d/      ended 10/31/97
     assumes 1.5% sales charge                                                            5.75%         5.43%
     assumes no sales charge                                                              6.41%         6.09%
                                                                one year ended
                                                  11/1/96       10/31/97
     assumes 1.5% sales charge                                                            4.83%         4.53%
     assumes no sales charge                                                              6.43%         6.13%

SHORT DURATION GOVERNMENT FUND

  Institutional Shares                         8/15/88/2a/      ended 10/31/97            7.22%         6.82%

                                                                one year ended
                                                  11/1/96       10/31/97                  7.07%         6.68%

                                                                five years ended
                                                  11/1/92       10/31/97                  5.83%         5.57%

  Administration Shares                        2/28/96/2b/      ended 10/31/97            6.53%         6.19%
                                                                one year ended

                                                  11/1/96       10/31/97                  6.91%         6.52%

  Service Shares                               4/10/96/2b/      ended 10/31/97            7.07%         6.73%

                                                  11/1/96       one year ended
                                                                10/31/97                  6.63%         6.24%

  Class A Shares                               5/1/97/2c/       ended 10/31/97
     assumes 2.0% sales charge                                                            2.06%         1.74%
     assumes no sales charge                                                              4.14%         3.82%

  Class B Shares                               5/1/97/2c/       ended 10/31/97            3.94%         3.65%

                                                                                          Average Annual
                                             ------------------------------------------------------------------
                                               Investment         Investment            With Fee    Without Fee
                                                  Date              Period             Reductions    Reductions
                    Fund                                                                 and/or        and/or
                    ----                                                                Expense       Expense
                                                                                      Limitations   Limitations
                                             ------------------------------------------------------------------


  Class C Shares                               8/15/97/2d/       ended 10/31/97          1.44%         1.36%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment            With Fee    Without Fee
                                         Date        Period             Reductions    Reductions
                    Fund                                                  and/or        and/or
                    ----                                                 Expense       Expense
                                                                       Limitations   Limitations
                                     -----------------------------------------------------------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares               10/1/92/3a/ ended 10/31/97          4.44%          3.88%

                                        11/1/96  one year ended          5.40%          4.59%
                                                 10/31/97

                                        11/1/92  five years ended        4.59%          4.06%
                                                 10/31/97

  Administration Shares              5/20/93/3b/ ended 10/31/97          3.87%          3.41%

                                        11/1/96  one year ended          5.14%          4.33%
                                                 10/31/97

  Service Shares                     9/20/94/3c/ ended 10/31/97          4.49%          3.93%

                                        11/1/96  one year ended          4.77%          3.96%
                                                 10/31/97

  Class A Shares                     5/1/97/3d/  ended 10/31/97
   assumes 2.0% sales charge                                             1.35%          0.83%
   assumes no sales charge                                               3.39%          2.86%

  Class B Shares                     5/1/97/3d/  ended 10/31/97          3.07%          2.59%

  Class C Shares                     8/15/97/3e/ ended 10/31/97          0.97%          0.80%

CORE FIXED INCOME

  Institutional Shares               1/15/94/4a/ 10/31/97                7.08%          6.50%

                                        11/1/96  one year ended
                                                 10/31/97                9.19%          8.78%

  Administration Shares              2/28/96/4b/ ended 10/31/97          7.45%          7.05%

                                        11/1/96  one year ended
                                                 10/31/97                8.92%          8.52%

  Service Shares                     3/13/96/4b/ ended 10/31/96          8.31%          7.93%

                                        11/1/96  one year ended          8.65%          8.25%
                                                 10/31/97

  Class A Shares                     5/1/97/4c/  ended 10/31/97/4c/
   assumes 4.5% sales charge                                            2.10%          1.78%
   assumes no sales charge                                              6.94%          6.61%

  Class B Shares                     5/1/97/4c/  ended 10/31/97         6.63%          6.42%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------

  Class C Shares                     8/15/97/4d/ ended 10/31/97                  2.74%          2.64%

GLOBAL INCOME FUND5c

  Class A Shares                     8/2/91/5a/  ended 10/31/97
     assumes 4.5% sales charge                                                   7.49%          7.15%
     assumes no sales charge                                                     8.28%          7.94%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.76%          4.31%
     assumes no sales charge                                                     9.66%          9.20%
                                        11/1/92  five years ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   7.20%          6.85%
     assumes no sales charge                                                     8.19%          7.83%

  Class B Shares                     5/1/96/5b/  ended 10/31/97                 10.27%          9.84%

                                        11/1/96  one year ended                  9.04%          8.63%
                                                 10/31/97

  Institutional Shares               8/1/95/5d/  ended 10/31/97                 11.75%         11.28%

                                        11/1/96  one year ended                 10.26%          9.83%
                                                 10/31/97

  Service Shares                     8/2/91/5e/  ended 10/31/97                  8.28%          7.97%

                                        11/1/96  one year ended                  9.66%          9.38%
                                                 10/31/97

                                        11/1/92  five years ended                8.19%          7.87%
                                                 10/31/97

  Class C Shares                     8/15/97/5f/ ended 10/31/97                  3.03%          2.96%

MUNICIPAL INCOME FUND

  Class A Shares                     7/20/93/6a/ ended 10/31/97
     Assumes 4.5% sales charge                                                   5.04%          4.06%
     assumes no sales charge                                                     6.18%          5.18%

                                        11/1/96  one year ended
                                                 10/31/97

     assumes 4.5% sales charge                                                   4.29%          3.50%
     assumes no sales charge                                                     9.23%          8.40%

                                                                                 Average Annual
                                     -----------------------------------------------------------------
                                      Investment   Investment                With Fee    Without Fee
                                         Date        Period                 Reductions    Reductions
                    Fund                                                      and/or        and/or
                    ----                                                     Expense       Expense
                                                                           Limitations   Limitations
                                     -----------------------------------------------------------------


  Class B Shares                     5/1/96/6b/  ended 10/31/97                  8.63%          8.02%

                                        11/1/96  one year ended
                                                 10/31/97                        8.48%          7.92%

  Class C Shares                     8/15/97/6c/ ended 10/31/97                  1.75%          1.61%

Institutional Shares                 8/15/97/6c/ ended 10/31/97                  2.10%          1.50%

Service                                 7/20/93  ended 10/31/97                  6.17%          5.23%

                                        11/1/96  one year ended                  9.18%          8.60%
                                                 10/31/97

GOVERNMENT INCOME FUND

  Class A Shares                     2/10/93/7a/ ended 10/31/97
     assume 4.5% sales charge                                                    6.10%          3.84%
     assumes no sales charge                                                     7.14%          4.85%

                                        11/1/96  one year ended
                                                 10/31/97
     assumes 4.5% sales charge                                                   3.80%          2.45%
     assumes no sales charge                                                     8.72%          7.30%

  Class B Shares                     5/1/96/7b/  ended 10/31/97                  8.59%          7.36%

                                        11/1/96  one year ended                  7.96%          6.82%
                                                 10/31/97

  Class C Shares                     8/15/97/7c/ ended 10/31/97                  2.72%          2.49%

  Institutional Shares               8/15/97/7c/ ended 10/31/97                  2.94%          2.72%

  Service Shares                     2/10/93/7c/ ended 10/31/97                  7.13%          4.91%

                                        11/1/96  one year ended                  8.67%          7.55%
                                                 10/31/97

HIGH YIELD FUND

  Class A Shares                     8/1/97/8a/  ended 10/31/97
     assumes 4.5% sales charge                                                  (3.06%)        (3.21%)
     assumes no sales charge                                                     1.50%          1.35%

  Class B Shares                     8/1/97/8a/  ended 10/31/97                  1.31%          1.21%

  Class C Shares                     8/15/97/8b/ ended 10/31/97                  1.46%          1.38%

  Institutional Shares               8/1/97/8a/  ended 10/31/97                  1.58%          1.48%

  Service Shares                     8/1/97/8a/  ended 10/31/97                  1.46%          1.36%

_____________________________

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.

1b Administration Shares of Adjustable Rate Government Fund commended operations on April 15, 1993.

1c Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.

1d Class A shares of Adjustable Rate Government Fund commenced operations on May 12, 1995.

2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996.Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.

3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.

3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.

3d Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B shares have not completed a full 12 months of operation as of October 31, 1997.

3e Class C Shares of Short Duration Tax-Free Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

4a Institutional Shares of Core Fixed Income commenced operations on January 5, 1994.

4b Administration Shares of Core Fixed Income commenced operations on February 28, 1996. Service Shares of Core Fixed Income commenced operations on March 13, 1996.

4c Class A and Class B Shares of Core Fixed Income commenced operations on May 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class A and Class B Shares have not completed a full 12 months of operation as of October 31, 1997.

4d Class C Shares of Core Fixed Income commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

5a     Class A Shares of Global Income Fund commenced operations on August 2,
       1991.

5b     Class B Shares of Global Income Fund commenced operations on May 1, 1996.

5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

5d Institutional Shares of Global Income Fund commenced operations on August 1, 1995.

5e     Service Shares of Global Income Fund commenced operations on March 12,
       1997.

5f Class C Shares of Global Income Fund commenced operations August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares have not completed a full 12 months of operation as of October 31, 1997.

6a     Class A shares of Municipal Income Fund commenced operations on July 20,
       1993.

6b     Class B Shares of Municipal Income Fund commenced operations on May 1,
       1996.

6c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997.

7a Class A, Shares of Government Income Fund commenced operations on February 10, 1993.

7b     Class B Shares of Government Income Fund commenced operations on May 1,
       1996.

7c Class C, Institutional and Service Shares of the Government Income Fund commenced operations on August 15, 1997.

8a Class A, Class B, Institutional and Service Shares, Shares of High Yield Fund commenced operations on August 1, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return Since Class A, Class B, Institutional and Service Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.

8b Class C Shares of High Yield Fund commenced operations on August 15, 1997. An aggregate total return (not annualized) is shown instead of an average annual total return since Class C Shares of High Yield Fund have not completed a full 12 months of operation as of October 31, 1997.


The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc.,  Donaghues Money Fund Report,  Barron's, The Wall
-------------------------   ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION

     As stated in the Prospectus, the Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers), Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the institution involved, and may be different for different institutions. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and other institutions and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.


     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are redeemed at their net asset value as next determined after receipt of the purchase or redemption order.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder may incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1997 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Fund's Annual Report are incorporated herein by reference.



                                 [End of Page]

                              ADMINISTRATION PLAN

     Each Fund has adopted an administration plan (the "Plan") with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plans, a Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements").
Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Administration Shares of a Fund,
(c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Administration Shares of a Fund and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in shares by customers. As compensation for such services, a Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of such Fund attributable to or held in the name of such Service Organization. For the fiscal years ended October 31, 1997, 1996 and 1995, administration fees accrued by the Funds were as follows:


Fund                                    1997            1996         1995
----                                    ----            ----         ----

Adjustable Rate Government            $ 9,699          $9,833      $12,632
Core Fixed Income                      14,647             741            *
Short Duration Government               3,203             107          425
Short Duration tax-free                   222             129        1,244
__________________

* No Administration Shares of Core Fixed Income Fund were outstanding at October 31, 1995.


     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

     The Plans with respect to Adjustable Rate Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Administration Shares of each Fund. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997. The Plans and Service Agreements will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Administration Shareholders of the applicable Fund and all material amendments of the Plans must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Administration Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Fund's Plan will benefit such Fund and the holders of its Administration Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider continued appropriateness and the level of compensation provided therein.

                                  APPENDIX A

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------------
     /1/ The description of the following ratings are believed to be the most recent available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.

     BA:   Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of one year, unless explicitly noted.

                 Description of Ratings of State and Municipal
                               Commercial Paper
                    ---------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's three highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a strong capacity to meet the financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to meet the financial commitment on the obligation. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligtor.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics with respect to the capacity meet the financial commitment on the obligation. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less vulnerability to non-payment than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligtor's inadequate capacity to meet the financial commitment on the obligation.

     B:   Bonds and debt rated B are more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

     CCC: Bonds and debt rated CCC is currently vulnerable to non-payment, and are dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to meet its financial commitment on the obligation.

     CC: The rating CC is typically applied to bonds and debt that are currently highly vulnerable to non-payment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments on this obligation are continued.

     D: Bonds and debt rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R    This rating is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1 Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B-   Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

     D - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                 FITCH IBCA, INC.
Bond Ratings
------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment at financial commitments, which is unlikely to be adversely affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds rated A are considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity of timely payment of financial commitments.

     BBB: Bonds rated BBB are considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds are considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. The Fitch IBCA ratings from and including "AA" to "b" may be modified by the addition of a plus or minus sign.

Investment Grade Short-Term Ratings
-----------------------------------

     Fitch IBCA's short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations or up to three years for U.S. public finance securities.

F 1: Highest Credit Quality. Issues assigned this rating reflect the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F 2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues assigned F 1 ratings.

F 3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because economic conditions. However, risk factors are more variable and greater in periods of stress.

     A+, A, A-: Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     D:   Defaulted debt obligation.


Commercial Paper/Certificates of Deposits
-----------------------------------------

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5:      Issuer failed to meet scheduled principal and/or interest payments.


Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------


                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $178 billion as of November, 1997.

 .    With thirty-four offices worldwide Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1993-
     1996.

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).



*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      Goldman Sachs opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs increases assets under management by 100% over 1996